Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

November 12, 2021

Dear Contract Owner,

As a contract owner who beneficially owns shares of at least one of the following portfolios of the Advanced Series Trust (the "Trust" or "AST"):

•  AST BlackRock Low Duration Bond Portfolio

•  AST BlackRock/Loomis Sayles Bond Portfolio

•  AST Prudential Core Bond Portfolio

You are cordially invited to a Special Meeting of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolio(s) listed above (each, a "Target Portfolio" and collectively, the "Target Portfolios") for which you own shares. The Meetings are scheduled to be held on January 5, 2022, at the times indicated below:

Target Portfolio	Meeting Time
AST BlackRock Low Duration Bond Portfolio	9:30 a.m. Eastern time
AST BlackRock/Loomis Sayles Bond Portfolio	9:45 a.m. Eastern time
AST Prudential Core Bond Portfolio	10:00 a.m. Eastern time

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/.

The Meetings are very important to the future of the Target Portfolios. At each Meeting, the shareholders of the relevant Target Portfolio will be separately asked to approve or disapprove a Plan of Reorganization of the relevant Target Portfolio (the "Plan"). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio's assets to the AST Western Asset Core Plus Bond Portfolio (the "Acquiring Portfolio") of the Trust in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (each a "Reorganization" and collectively, the "Reorganizations"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the "Combined Portfolio."

If the Plan is approved and the Reorganizations are completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio(s). It is expected that the Reorganizations, if approved, would be completed on or about February 14, 2022.

Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders do not approve each Reorganization, the Manager will not move forward with the Repositioning (as that term is defined in the full Prospectus/Proxy Statement) or the Reorganizations.

The Board of Trustees of the Trust (the "Board") has approved each Reorganization and recommends that you vote "FOR" the proposal. Although the Board has determined that the proposal is in your best interest, the final decision is yours. Based on information available, assuming each of the Reorganizations had been in effect for the one-year period ended July 31, 2021 (current assets are adjusted for anticipated fund-of-fund reallocations), the Reorganizations are expected to benefit shareholders for several reasons, including that:

•  The investment objectives and the principal investment strategies of the Target Portfolios and the Acquiring Portfolio are similar in that each of the Target Portfolios and the Acquiring Portfolio normally invests predominantly in debt and fixed income securities;(1)

•  The Combined Portfolio will be larger than each of the Target Portfolios with an estimated $6,865.8 million based on total assets as of July 31, 2021;

•  Taking into account the Board-approved contractual management fee reduction for the Acquiring Portfolio, the contractual investment management fee rate for the Combined Portfolio is the same or lower than the contractual investment management fee rate for each of the Target Portfolios, and the effective investment management fee rates for the Acquiring Portfolio and Combined Portfolio are same or lower than the effective investment management fee rate for each of the Target Portfolios;(2)

•  Assuming the Reorganization and the contractual management fee reduction for the Acquiring Portfolio had been in effect for the one-year period ended December 31, 2020, the total net operating expense ratio for each of the Target Portfolios is higher than the pro forma total net operating expense ratio for the Combined Portfolio; and

•  The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $3.7 million, based on portfolio assets for a one-year period, based on current assets as of July 31, 2021 (current assets are adjusted for anticipated fund-of-fund reallocations).

The Manager notes that the AST BlackRock/Loomis Sayles Bond Portfolio ($3,125.8 million) is slightly larger than the Acquiring Portfolio ($2,404.1 million) based on assets as of July 31, 2021. However, the Manager notes that the Combined Portfolio will be larger than each of the Target Portfolios, including the AST BlackRock/Loomis Sayles Bond Portfolio, and the Manager does not believe that the interests of the Target Portfolios' existing shareholders will be diluted as a result of any of the Reorganizations.

The following pages include important information on the proposed Reorganizations in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganizations. Please read the full document, including the detailed description of the factors considered by the Board.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 800-690-6903 or you may vote over the Internet by going to www.proxyvote.com. Your voting instructions must be received by the Trust prior to January 5, 2022. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance

(1)  Effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Limited, and Wellington Management Company LLP will serve as subadvisers to the Acquiring Portfolio alongside Western Asset Management Company LLC and Western Asset Management Company Limited (collectively, Western Asset). Western Asset has served as the subadviser to the Acquiring Portfolio since November 2007. In addition, effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Core Fixed Income Portfolio." The preceding actions collectively are referred to as the "Repositioning."

(2)  The Board of Trustees of the Trust approved a contractual management fee reduction for the Acquiring Portfolio. The contractual management fee reduction is contingent upon Target Portfolio shareholder approval of each Reorganization. The reduced contractual management fee for the Acquiring Portfolio will go effective on the date of the Reorganizations, which is expected to be date of the consummation of the Reorganizations, which is expected to be on or about February 14, 2022.

companies in the same proportion as the votes actually cast by contract owners regarding the Reorganizations. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganizations, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Sincerely,

Timothy Cronin
President
Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the attached Prospectus/Proxy Statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposals because you are the beneficial owner of shares of one or more of the following portfolios:

•  AST BlackRock Low Duration Bond Portfolio

•  AST BlackRock/Loomis Sayles Bond Portfolio

•  AST Prudential Core Bond Portfolio

Each portfolio listed above (each, a "Target Portfolio" and collectively, the "Target Portfolios") is a series of the Advanced Series Trust (the "Trust" or "AST"). Each Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the "Reorganization") of each of the Target Portfolios into the AST Western Asset Core Plus Bond Portfolio (the "Acquiring Portfolio"), which is a series of the Trust. Each of the proposals is recommended by PGIM Investments LLC and AST Investment Services, Inc., which serve as the investment managers to the Target Portfolios and the Acquiring Portfolio, and has been approved by the Board of Trustees of AST (the "Board"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the "Combined Portfolio."

Q3. HOW WILL THE PROPOSALS IMPACT FEES AND EXPENSES?

A. The Board approved an amendment to the Management Agreement between the Manager and the Acquiring Portfolio to reflect a reduction in the contractual management fee rates for the Acquiring Portfolio, effective as of the date of the Reorganization (which is expected to be on or about February 14, 2022), to make such fee rates equal with those of the BlackRock Portfolio. As such and as discussed in further detail in the attached Prospectus/Proxy Statement, if each proposal is approved, it is expected that the total net expense ratio of the Combined Portfolio will be lower than the total net expense ratio of the Target Portfolios, meaning that shareholders of the Target Portfolios will see a reduction in the operating expenses that they pay. As a result, it is expected that each Target Portfolio's shareholders will benefit from decreased expenses. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q4. HOW WILL THE REORGANIZATIONS BENEFIT SHAREHOLDERS?

A. Based on information available, assuming each of the Reorganizations had been in effect for the one-year period ended July 31, 2021 (current assets are adjusted for anticipated fund-of-fund reallocations), the Reorganizations are expected to benefit Target Portfolio shareholders for a number of reasons, including:

•  The investment objectives and the principal investment strategies of the Target Portfolios and the Acquiring Portfolio are similar in that each of the Target Portfolios and the Acquiring Portfolio normally invests predominantly in debt and fixed income securities;(1)

•  The Combined Portfolio will be larger than each of the Target Portfolios with an estimated $6,865.8 million based on total assets as of July 31, 2021;

(1)  Effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Limited, and Wellington Management Company LLP will serve as subadvisers to the Acquiring Portfolio alongside Western Asset Management Company LLC and Western Asset Management Company Limited (collectively, Western Asset). Western Asset has served as the subadviser to the Acquiring Portfolio since November 2007. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Core Fixed Income Portfolio." The preceding actions collectively are referred to as the "Repositioning."

•  Taking into account the Board-approved contractual management fee reduction for the Acquiring Portfolio, the contractual investment management fee rate for the Combined Portfolio is the same or lower than the contractual investment management fee rate for each of the Target Portfolios, and the effective investment management fee rates for the Acquiring Portfolio and Combined Portfolio are same or lower than the effective investment management fee rate for each of the Target Portfolios;

•  Assuming the Reorganization and the contractual management fee reduction for the Acquiring Portfolio had been in effect for the one-year period ended December 31, 2020, the total net operating expense ratio for each of the Target Portfolios is higher than the pro forma total net operating expense ratio for the Combined Portfolio; and

•  The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $3.7 million, based on portfolio assets for a one-year period, based on current assets as of July 31, 2021 (current assets are adjusted for anticipated fund-of-fund reallocations).

The Manager notes that the AST BlackRock/Loomis Sayles Bond Portfolio ($3,125.8 million) is slightly larger than the Acquiring Portfolio ($2,404.1 million) based on assets as of July 31, 2021. However, the Manager notes that the Combined Portfolio will be larger than each of the Target Portfolios, including the AST BlackRock/Loomis Sayles Bond Portfolio, and the Manager does not believe that the interests of the Target Portfolios' existing shareholders will be diluted as a result of any of the Reorganizations.

Please read pages 5-66 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q5. WHAT WILL HAPPEN TO THE TARGET PORTFOLIOS' CURRENT INVESTMENTS?

A. As explained further in the attached Prospectus/Proxy Statement, effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be subadvised by PGIM Fixed Income, business unit of PGIM, PGIM Limited, Wellington Management Company LLP, Western Asset Company LLC and Western Asset Company Limited. In addition, the Acquiring Portfolio will implement new principal investment strategies and will be renamed "AST Core Fixed Income Portfolio." As such, the Combined Portfolio will be subadvised by each of the subadvisers noted above in accordance with the Acquiring Portfolio's current investment objective, current investment policies, and revised principal investment strategies. The preceding actions collectively are referred to as the "Repositioning." The Manager will not move forward with the Repositioning if the Reorganizations are not approved. The extent to which the securities of the Target Portfolios will be maintained by the Acquiring Portfolio will be determined consistent with the Combined Portfolio's investment objective and strategies, in effect as of the date of the Reorganizations. It is expected that approximately 70% of the securities of the Target Portfolios will be sold in connection with the Reorganization and Repositioning.

Please read pages 5-66 of the attached Prospectus/Proxy Statement for a complete description of the Acquiring Portfolio's investment objective, strategies and policies. In addition, please see the Federal Income Tax Consequences of the Reorganization section of the Prospectus/Proxy Statement for additional information.

Q6. HAVE THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE PROPOSALS?

A. Yes. The Board has approved each of the proposals and unanimously recommends that you vote in favor of the proposals.

See pages 5-66 of the attached Prospectus/Proxy Statement for the complete list of factors considered by the Board in making its recommendation.

Q7. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolios' or the Acquiring Portfolio. Prudential Annuities Distributors, Inc. serves as the distributor for the shares of each Portfolio of the Trust. These costs are expected to be approximately $200,000.

Transaction costs, including spreads and brokerage commissions, will be paid by the transacting portfolio. It is expected that substantially all of the transaction costs of the Reorganization will be borne by the Combined Portfolio, although some derivatives and similar holdings may be repositioned prior to a Reorganization if they cannot be effectively transferred to the Acquiring Portfolio. The transaction costs that will be paid by the transacting portfolio is expected to be approximately $2.1 million (3.1 basis points).

Q8. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is October 8, 2021. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the relevant Target Portfolio as of the record date. You are entitled to vote on the Reorganization of each Target Portfolio of which you beneficially own shares.

Q9. WHEN WILL THE SHAREHOLDER MEETINGS TAKE PLACE?

A. The shareholder meetings (each, each a "Meeting and collectively, the "Meetings") are scheduled to take place on January 5, 2022, at the times indicated below:

Target Portfolio	Meeting Time
AST BlackRock Low Duration Bond Portfolio	9:30 a.m. Eastern time
AST BlackRock/Loomis Sayles Bond Portfolio	9:45 a.m. Eastern time
AST Prudential Core Bond Portfolio	10:00 a.m. Eastern time

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/.

Q10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•  Attending the Meeting via remote communication at https://www.viewproxy.com/Prudential/ASTAnnuities/?broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website;

•  Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•  Calling toll-free 800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting; or

•  Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting.

Q11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q12. WHEN WILL THE PROPOSED REORGANIZATIONS TAKE PLACE?

A. If approved, the proposed Reorganizations are currently expected to go into effect on or about February 14, 2022.

Q13. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q14. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATIONS?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, or between 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Q15. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIOS WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contact owners will be allowed one free transfer out of the Target Portfolios during the period within sixty (60) days of the effective date of the Reorganizations (i.e., from 60 days before to 60 days after the effective date of the Reorganizations).

(This page intentionally left blank.)

AST BLACKROCK LOW DURATION BOND PORTFOLIO
AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO,
AST PRUDENTIAL CORE BOND PORTFOLIO

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON JANUARY 5, 2022

To the Shareholders of AST BlackRock Low Duration Bond Portfolio, AST BlackRock/Loomis Sayles Bond Portfolio, and AST Prudential Core Bond Portfolio, each a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolios listed below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust (the "Trust" or "AST"), will be held on January 5, 2022 at the times indicated below.

Target Portfolio	Referred to Herein As	Meeting Time
AST BlackRock Low Duration Bond Portfolio	BlackRock Portfolio	9:30 a.m. Eastern time
AST BlackRock/Loomis Sayles Bond Portfolio	BlackRock/Loomis Portfolio	9:45 a.m. Eastern time
AST Prudential Core Bond Portfolio	Prudential Portfolio	10:00 a.m. Eastern time

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/.

The purposes of the Meetings are as follows:

I.  To approve a Plan of Reorganization of the Trust on behalf of each Target Portfolio (the "Plan") regarding the proposed reorganization of the Target Portfolios into the AST Western Asset Core Plus Bond Portfolio (the "Acquiring Portfolio"), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of a Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each of the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the respective Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the "Board") unanimously recommends that you vote in favor of the proposals.

II.  To transact such other business as may properly come before the Meetings or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its respective shareholders, is referred to herein as a "Reorganization," and the transactions are collectively referred to as the "Reorganizations." If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on October 8, 2021, as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, or any adjournment thereof, and only holders of record of shares of the Target Portfolios at the close of business on that date are entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Each full share of each Target Portfolio is entitled to one vote on the respective proposal, and each fractional share of each Target Portfolio is entitled to a corresponding fractional vote on the respective proposal.

You are cordially invited to attend the relevant Meeting(s). If you do not expect to attend a Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to that Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet, as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETINGS.

By order of the Board of Trustees of the Advanced Series Trust.

Andrew French
Secretary
Advanced Series Trust

COMBINED PROXY STATEMENT
for
AST BLACKROCK LOW DURATION BOND PORTFOLIO
AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO
AST PRUDENTIAL CORE BOND PORTFOLIO,
EACH A SERIES OF THE ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO,
A SERIES OF THE ADVANCED SERIES TRUST

Dated November 12, 2021

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganizations of AST BlackRock Low Duration Bond Portfolio, AST BlackRock/Loomis Sayles Bond Portfolio and AST Prudential Core Bond Portfolio into AST Western Asset Core Plus Bond Portfolio

This combined Prospectus/Proxy Statement is furnished in connection with the Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolios listed below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust (the "Trust" or "AST"). At the Meetings, you will be asked to consider and approve a Plan of Reorganization of the Trust (the "Plan") that provides for the reorganization of each Target Portfolio into the AST Western Asset Core Plus Bond Portfolio (the "Acquiring Portfolio," and together with the Target Portfolios, the "Portfolios"), a series of the Trust.

Target Portfolio	Referred to Herein As
AST BlackRock Low Duration Bond Portfolio	BlackRock Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	BlackRock/Loomis Portfolio
AST Prudential Core Bond Portfolio	Prudential Portfolio

As described in more detail below, the Plan provides for the transfer of all of a Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each of the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the respective Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its respective shareholders, is referred to herein as a "Reorganization," and the transactions are collectively referred to as the "Reorganizations." If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

The Meetings will be held on January 5, 2022, at the times indicated below:

Target Portfolio	Meeting Time
AST BlackRock Low Duration Bond Portfolio	9:30 a.m. Eastern time
AST BlackRock/Loomis Sayles Bond Portfolio	9:45 a.m. Eastern time
AST Prudential Core Bond Portfolio	10:00 a.m. Eastern time

The Board of Trustees of the Trust (the "Board") is soliciting these voting instructions on behalf of the Target Portfolios and has fixed the close of business on October 8, 2021 (the "Record Date"), as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Only holders of record of shares of a Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meetings or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to Contract owners on or about December 1, 2021.

Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders do not approve each Reorganization, the Manager will not move forward with the Repositioning (as that term is defined in the full Prospectus/Proxy Statement) or the Reorganizations.

The investment objective of the Target Portfolios and the Acquiring Portfolio are similar. The investment objectives of each Target Portfolio and the Acquiring Portfolio are listed below:

Target Portfolio Name	Investment Objective
AST BlackRock Low Duration Bond Portfolio	to seek to maximize total return, consistent with income generation and prudent investment management
AST BlackRock/Loomis Sayles Bond Portfolio	to seek to maximize total return, consistent with preservation of capital and prudent investment management
AST Prudential Core Bond Portfolio	to seek to maximize total return consistent with the long-term preservation of capital
Acquiring Portfolio Name	Investment Objective
AST Western Asset Core Plus Bond Portfolio	to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio

Each Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life insurance companies ("Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in a Target Portfolio through the Contracts and should consider themselves shareholders of the applicable Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the applicable Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganizations and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at

www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the "SEC"), including:

•  The Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated April 26, 2021, which is incorporated herein by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

•  Supplement to the Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated September 28, 2021, which is incorporated herein by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information under file number 033-24962, dated April 26, 2021 (the "SAI"), or other documents relating to the Trust and the Acquiring Portfolio without charge by calling 800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SAI, under file number 033-24962, is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolios, the Acquiring Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Page
5	Summary—AST BlackRock Low Duration Bond Portfolio
10	Summary—AST BlackRock/Loomis Sayles Bond Portfolio
15	Summary—AST Prudential Core Bond Portfolio
20	Summary—Combined Portfolio
24	Information About the Reorganizations
28	Comparison of BlackRock Portfolio and Acquiring Portfolio
40	Comparison of BlackRock/Loomis Portfolio and Acquiring Portfolio
53	Comparison of Prudential Portfolio and Acquiring Portfolio
66	Comparison of Target Portfolios, Acquiring Portfolio and Combined Portfolio
67	Management of the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio
77	Voting Information
79	Additional Information About the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio
79	Principal Holders of Shares
82	Financial Highlights
A-1	Exhibit A: Plan of Reorganization
B-1	Exhibit B: Advanced Series Trust Summary Prospectus Relating to the AST Western Asset Core Plus Bond Portfolio dated April 26, 2021.

AST BLACKROCK LOW DURATION BOND PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the BlackRock Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the BlackRock Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS," and together with PGIM Investments, the "Manager") serves as investment managers of the BlackRock Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio." The information provided in this section regarding the Combined Portfolio reflects the expected outcome if only the Reorganization of the BlackRock Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The BlackRock Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The BlackRock Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST BlackRock Low Duration Bond Portfolio	BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited (collectively, "BlackRock")
AST Western Asset Core Plus Bond Portfolio	Western Asset Management Company LLC and Western Asset Management Company Limited (collectively, Western Asset)
Combined Portfolio	PGIM Fixed Income, a business unit of PGIM, Inc. ("PGIM"), PGIM Limited ("PGIML"), Wellington Management Company LLP ("Wellington") and Western Asset(1)

(1)  As of the effective date of the Reorganization, the Acquiring Portfolio will be Subadvised by PGIM, PGIML, Wellington and Western Asset. Prior to the effective date of the Reorganization, Western Asset serves as the subadviser to the Acquiring Portfolio. In addition, effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Core Fixed Income Portfolio." The preceding actions collectively are referred to as the "Repositioning." The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the BlackRock Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the BlackRock Portfolio and Acquiring Portfolio are similar. The investment objective of the BlackRock Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio. The investment objectives of the BlackRock Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The BlackRock Portfolio and the Acquiring Portfolio each employ a core fixed income strategy by investing at least 80% of its assets in fixed income securities.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers, PGIM, PGIML, Wellington and Western Asset, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed "AST Core Fixed Income Portfolio."

Principal Risks of the Portfolios

The principal risks associated with the BlackRock Portfolio and the Acquiring Portfolio are substantially similar. Both Portfolios are subject to asset-backed and/or mortgage-backed securities risk, asset transfer program risk, derivatives risk, economic and market events risk, expense risk, fixed income securities risk, foreign investment risk, high yield risk, liquidity and valuation risk, market and management risk, portfolio turnover risk, redemption risk and regulatory risk. In addition, the BlackRock Portfolio, but not the Acquiring Portfolio, is subject to emerging markets risk and focus risk as principal risks. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the BlackRock Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the BlackRock Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for the Combined Portfolio is expected to be lower than the contractual fee rate for the BlackRock Portfolio. Both the Combined Portfolio and the BlackRock Portfolio will have the same investment management fee rate schedule, but the rate paid by the Combined Portfolio is expected to be lower than the rate paid by the BlackRock Portfolio because the Combined Portfolio will have more net assets. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements.

Assuming completion of the Reorganization on July 31, 2021, based on assets under management for each of the Portfolios on that date, and taking into account the reduced contractual management fee of the Acquiring Portfolio and the expense limitation, the pro forma annualized total net expense ratio of the Combined Portfolio is lower than the annualized total net expense ratio of the BlackRock Portfolio. This means that BlackRock Portfolio shareholders will benefit from a reduced total net expense ratio.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the BlackRock Portfolio or the Acquiring Portfolio,

as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	BlackRock Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of both the BlackRock Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2021)(1)
(expenses that are deducted from Portfolio assets)

	BlackRock Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.48%		0.50	%*	0.43	%*
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.05%		0.02%		0.01%
Total Annual Portfolio Operating Expenses	0.78%		0.77%		0.69%
Fee Waiver and/or Expense Reimbursement	(0.06	)%(2)	(0.00	)%(3)	(0.04	)%(4)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%		0.77%		0.65%

(1)  Effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be "repositioned," which involves adding PGIM, PGIML and Wellington as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Core Fixed Income Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The information in the Combined Portfolio column in the table above assumes effectiveness of such reduced contractual management fee reduction for the Combined Portfolio.

(2)  The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the BlackRock Portfolio so that the BlackRock Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other BlackRock Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.72% of the BlackRock Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.77% of the Acquiring Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(4)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0404% of its investment management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.77% of the Combined Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

*  At Board meetings held on September 21-22, 2021, the Board approved an amendment to the Management Agreement between the Manager and the Acquiring Portfolio to reflect a reduction in the contractual management fee rates for the Acquiring Portfolio, effective as of the date of the Reorganization (which is expected to be on or about February 14, 2022), to make such fee rates equal with those of the BlackRock Portfolio.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the BlackRock Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BlackRock Portfolio(1)	$74	$243	$427	$960
Acquiring Portfolio(1)	79	246	428	954
Combined Portfolio (Pro Forma Surviving)(1)(2)	66	217	380	855

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of June 30, 2021)."

(2)  Reflects a reduced contractual management fee rate for the Combined Portfolio.

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2020, the BlackRock Portfolio's turnover rate was 145% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 234% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the BlackRock Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the BlackRock Portfolio's assets are transferred to the Acquiring Portfolio and the BlackRock Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the BlackRock Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the BlackRock Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the BlackRock Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganization" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the BlackRock Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the BlackRock/Loomis Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the BlackRock/Loomis Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments and ASTIS serve as investment managers of the BlackRock/Loomis Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio." The information provided in this section regarding the Combined Portfolio reflects the expected outcome if only the Reorganization of the BlackRock/Loomis Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The BlackRock/Loomis Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The BlackRock/Loomis Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST BlackRock/Loomis Sayles Bond Portfolio	BlackRock and Loomis, Sayles & Company, L.P. ("Loomis Sayles")
AST Western Asset Core Plus Bond Portfolio	Western Asset
Combined Portfolio	PGIM, PGIML, Wellington and Western Asset(1)

(1)  As of the effective date of the Reorganization, the Acquiring Portfolio will be Subadvised by PGIM, PGIML, Wellington and Western Asset. Prior to the effective date of the Reorganization, Western Asset serves as the subadviser to the Acquiring Portfolio. In addition, effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Core Fixed Income Portfolio." The preceding actions collectively are referred to as the "Repositioning." The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the BlackRock/Loomis Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the BlackRock/Loomis Portfolio and Acquiring Portfolio are similar. The investment objective of the BlackRock/Loomis Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio. The investment objectives of the BlackRock/Loomis Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The BlackRock/Loomis Portfolio and the Acquiring Portfolio each employ a core fixed income strategy by investing at least 80% of its assets in fixed income securities.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers, PGIM, PGIML, Wellington and Western Asset, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed "AST Core Fixed Income Portfolio."

Principal Risks of the Portfolios

The principal risks associated with the BlackRock/Loomis Portfolio and the Acquiring Portfolio are similar. Both Portfolios are subject to asset-backed and/or mortgage-backed securities risk, asset transfer program risk, derivatives risk, economic and market events risk, expense risk, fixed income securities risk, foreign investment risk, liquidity and valuation risk, market and management risk, portfolio turnover risk, redemption risk and regulatory risk. The BlackRock/Loomis Portfolio is subject to emerging markets risk, focus risk, restricted securities risk, and sovereign debt securities risk as additional principal risks, while the Acquiring Portfolio is subject to high yield risk as additional principal risks. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the BlackRock/Loomis Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the BlackRock/Loomis Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for the Combined Portfolio is expected to be lower than the contractual fee rate for the BlackRock/Loomis Portfolio. Both the Combined Portfolio and the BlackRock/Loomis Portfolio will have the same investment management fee rate schedule, but the rate paid by the Combined Portfolio is expected to be lower than the rate paid by the BlackRock/Loomis Portfolio because the Combined Portfolio will have more net assets. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements.

Assuming completion of the Reorganization on July 31, 2021, based on assets under management for each of the Portfolios on that date, and taking into account the reduced contractual management fee of the Acquiring Portfolio and the expense limitation, the pro forma annualized total net expense ratio of the Combined Portfolio is lower than the annualized total net expense ratio of the BlackRock/Loomis Portfolio. This means that BlackRock/Loomis Portfolio shareholders will benefit from a reduced total net expense ratio.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the BlackRock/Loomis Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	BlackRock/ Loomis Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of both the BlackRock/Loomis Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2021)(1)
(expenses that are deducted from Portfolio assets)

	BlackRock/ Loomis Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.46%		0.50%		0.43%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.02%		0.02%		0.01%
Total Annual Portfolio Operating Expenses	0.73%		0.77%		0.69%
Fee Waiver and/or Expense Reimbursement	(0.04	)%(2)	(0.00	)%(3)	(0.04	)%(4)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.69%		0.77%		0.65%

(1)  Effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be "repositioned," which involves adding PGIM, PGIML and Wellington as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Core Fixed Income Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The information in the Combined Portfolio column in the table above assumes effectiveness of such reduced contractual management fee reduction for the Combined Portfolio.

(2)  The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the BlackRock/Loomis Portfolio so that the BlackRock/Loomis Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other BlackRock/Loomis Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.69% of the BlackRock/Loomis Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.77% of the Acquiring Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(4)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0404% of its investment management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.77% of the Combined Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

*  At Board meetings held on September 21-22, 2021, the Board approved an amendment to the Management Agreement between the Manager and the Acquiring Portfolio to reflect a reduction in the contractual management fee rates for the Acquiring Portfolio, effective as of the date of the Reorganization (which is expected to be on or about February 14, 2022), to make such fee rates equal with those of the BlackRock/Loomis Portfolio.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the BlackRock/Loomis Portfolio, the Acquiring Portfolio and the Combined Portfolio and the Acquiring Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BlackRock/Loomis Portfolio(1)	$70	$229	$402	$903
Acquiring Portfolio(1)	79	246	428	954
Combined Portfolio (Pro Forma Surviving)(1)(2)	66	217	380	855

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of June 30, 2021)."

(2)  Reflects a reduced contractual management fee rate for the Combined Portfolio.

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2020, the BlackRock/Loomis Sayles Portfolio's turnover rate was 456% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 234% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the BlackRock/Loomis Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the BlackRock/Loomis Portfolio's assets are transferred to the Acquiring Portfolio and the BlackRock/Loomis Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the BlackRock/Loomis Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the BlackRock/Loomis Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the BlackRock/Loomis Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganization" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the BlackRock/Loomis Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

AST PRUDENTIAL CORE BOND PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Prudential Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Prudential Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments and ASTIS serve as investment managers of the Prudential Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio." The information provided in this section regarding the Combined Portfolio reflects the expected outcome if only the Reorganization of the Prudential Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The Prudential Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Prudential Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Prudential Core Bond Portfolio	PGIM(1)
AST Western Asset Core Plus Bond Portfolio	Western Asset
Combined Portfolio	PGIM, PGIML, Wellington and Western Asset(2)

(1)  PGIML, an affiliate of PGIM, serves as sub-subadviser to the Prudential Portfolio.

(2)  As of the effective date of the Reorganization, the Acquiring Portfolio will be Subadvised by PGIM, PGIML, Wellington and Western Asset. Prior to the effective date of the Reorganization, Western Asset serves as the subadviser to the Acquiring Portfolio. In addition, effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Core Fixed Income Portfolio." The preceding actions collectively are referred to as the "Repositioning." The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Prudential Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Prudential Portfolio and Acquiring Portfolio are similar. The investment objective of the Prudential Portfolio is to seek to maximize total return consistent with the long-term preservation of capital. The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio. The investment objectives of the Prudential Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The Prudential Portfolio and the Acquiring Portfolio each employ a core fixed income strategy by investing at least 80% of its assets in fixed income securities.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers, PGIM, PGIML, Wellington and Western Asset, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed "AST Core Fixed Income Portfolio."

Principal Risks of the Portfolios

The principal risks associated with the Prudential Portfolio and the Acquiring Portfolio are the same. Both Portfolios are subject to asset-backed and/or mortgage-backed securities risk, asset transfer program risk, derivatives risk, economic and market events risk, expense risk, fixed income securities risk, foreign investment risk, high yield risk, liquidity and valuation risk, market and management risk, portfolio turnover risk, redemption risk and regulatory risk. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the Prudential Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the Prudential Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for the Combined Portfolio is expected to be lower than the contractual fee rate for the Prudential Portfolio. The rate paid by the Combined Portfolio is expected to be lower than the rate paid by the Prudential Portfolio because the Combined Portfolio will have more net assets. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements.

Assuming completion of the Reorganization on July 31, 2021, based on assets under management for each of the Portfolios on that date, and taking into account the reduced contractual management fee of the Acquiring Portfolio and the expense limitation, the pro forma annualized total net expense ratio of the Combined Portfolio is lower than the annualized total net expense ratio of the Prudential Portfolio. This means that Prudential Portfolio shareholders will benefit from a reduced total net expense ratio.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the Prudential Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of both the Prudential Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2021)(1)
(expenses that are deducted from Portfolio assets)

	Prudential Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.47%		0.50	%*	0.43	%*
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.01%		0.02%		0.01%
Total Annual Portfolio Operating Expenses	0.73%		0.77%		0.69%
Fee Waiver and/or Expense Reimbursement	(0.00	)%(2)	(0.00	)%(3)	(0.04	)%(4)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.73%		0.77%		0.65%

(1)  Effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be "repositioned," which involves adding PGIM, PGIML and Wellington as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Core Fixed Income Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The information in the Combined Portfolio column in the table above assumes effectiveness of such reduced contractual management fee reduction for the Combined Portfolio.

(2)  The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Prudential Portfolio so that the Prudential Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Prudential Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.73% of the Prudential Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.77% of the Acquiring Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(4)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0404% of its investment management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.77% of the Combined Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

*  At Board meetings held on September 21-22, 2021, the Board approved an amendment to the Management Agreement between the Manager and the Acquiring Portfolio to reflect a reduction in the contractual management fee rates for the Acquiring Portfolio, effective as of the date of the Reorganization (which is expected to be on or about February 14, 2022), to make such fee rates lower than those of the Prudential Portfolio.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Prudential Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Prudential Portfolio(1)	$75	$233	$406	$906
Acquiring Portfolio(1)	79	246	428	954
Combined Portfolio (Pro Forma Surviving)(1)(2)	66	217	380	855

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of June 30, 2021)."

(2)  Reflects a reduced contractual management fee rate for the Combined Portfolio.

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2020, the Prudential Portfolio's turnover rate was 102% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 234% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Prudential Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Prudential Portfolio's assets are transferred to the Acquiring Portfolio and the Prudential Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Prudential Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Prudential Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Prudential Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganization" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Prudential Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

COMBINED PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, assuming each Reorganization described in this Prospectus/Proxy Statement is approved by shareholders, shareholder approval of the Plan and consummation of the Reorganizations will have the effect of reorganizing each Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments and ASTIS serve as the sole investment managers of the Target Portfolios and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

The Target Portfolios and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolios and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST BlackRock Low Duration Bond Portfolio	BlackRock
AST BlackRock/Loomis Sayles Bond Portfolio	BlackRock, Loomis Sayles
AST Prudential Core Bond Portfolio	PGIM(1)
AST Western Asset Core Plus Bond Portfolio	Western Asset
Combined Portfolio	PGIM, PGIML, Wellington and Western Asset(2)

(1)  PGIML, an affiliate of PGIM, serves as sub-subadviser to the Prudential Portfolio.

(2)  As of the effective date of the Reorganization, the Acquiring Portfolio will be Subadvised by PGIM, PGIML, Wellington and Western Asset. Prior to the effective date of the Reorganization, Western Asset serves as the subadviser to the Acquiring Portfolio. In addition, effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Core Fixed Income Portfolio." The preceding actions collectively are referred to as the "Repositioning." The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolios immediately prior to the Reorganization.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for the Combined Portfolio is expected to be lower than the contractual fee rate for the Target Portfolios. The rate paid by the Combined Portfolio is expected to be lower than the rate paid by each of the Target Portfolios because the Combined Portfolio will have more net assets. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements.

Assuming completion of the Reorganization on July 31, 2021, based on assets under management for each of the Portfolios on that date, and taking into account the reduced contractual management fee of the Acquiring Portfolio and the expense limitation, the pro forma annualized total net expense ratio of the Combined Portfolio is lower than the annualized total net expense ratio of the Target Portfolios. This means that Target Portfolio shareholders will benefit from a reduced total net expense ratio.

As discussed earlier in this Prospectus/Proxy Statement, the Repositioning and each proposed Reorganization are contingent on shareholder approval of each other Reorganization.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the Target Portfolios or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after all of the Reorganizations. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganizations. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	BlackRock Portfolio	BlackRock/ Loomis Portfolio	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*	NA*	NA*

*  Because shares of each of the Target Portfolios and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2021)(1)
(expenses that are deducted from Portfolio assets)

	BlackRock Portfolio		BlackRock/ Loomis Portfolio		Prudential Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.48%		0.46%		0.47%		0.50	%*	0.43	%*
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%		0.25%		0.25%
Other Expenses	0.05%		0.02%		0.01%		0.02%		0.01%
Total Annual Portfolio Operating Expenses	0.78%		0.73%		0.73%		0.77%		0.69%
Fee Waiver and/or Expense Reimbursement	(0.06	)%(2)	(0.04	)%(3)	(0.00	)%(4)	(0.00	)%(5)	(0.04	)%(6)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%		0.69%		0.73%		0.77%		0.65%

(1)  Effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be "repositioned," which involves adding PGIM, PGIML and Wellington as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Core Fixed Income Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The information in the Combined Portfolio column in the table above assumes effectiveness of such reduced contractual management fee reduction for the Combined Portfolio.

(2)  The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the BlackRock Portfolio so that the BlackRock Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.72% of the BlackRock Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the BlackRock/Loomis Portfolio so that the BlackRock/Loomis Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other BlackRock/Loomis Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.69% of the BlackRock/Loomis Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(4)  The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Prudential Portfolio so that the Prudential Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Prudential Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.73% of the Prudential Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees

(5)  The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.77% of the Acquiring Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(6)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0404% of its investment management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.77% of the Combined Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

*  At Board meetings held on September 21-22, 2021, the Board approved an amendment to the Management Agreement between the Manager and the Acquiring Portfolio to reflect a reduction in the contractual management fee rates for the Acquiring Portfolio, effective as of the date of the Reorganization (which is expected to be on or about February 14, 2022), to make such fee rates equal with those of the BlackRock Portfolio and the BlackRock/Loomis Portfolio, and lower than those of the Prudential Portfolio.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BlackRock Portfolio(1)	$74	$243	$427	$960
BlackRock/Loomis Portfolio(1)	70	229	402	903
Prudential Portfolio(1)	75	233	406	906
Acquiring Portfolio(1)	79	246	428	954
Combined Portfolio (Pro Forma Surviving)(1)	66	217	380	855

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of June 30, 2021)."

Reorganization Details and Reasons for the Reorganizations

Assuming completion of the Reorganizations, shareholders of the Target Portfolios will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time of each Target Portfolio's assets are transferred to the Acquiring Portfolio and each of the Target Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolios will be liquidated and dissolved. As a result of the Reorganizations, you will cease to be a beneficial shareholder of the relevant Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

The Target Portfolios and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganizations" section, the Board has determined that the Reorganizations are in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganizations.

The Board of Trustees of the Advanced Series Trust, on behalf of the Target Portfolios, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATIONS

This section describes the Reorganizations for the Target Portfolios and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Manager of the Target Portfolios, the Board, including the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940 (collectively, the "Independent Trustees"), has unanimously approved the Reorganizations. The Manager is recommending the Reorganization because it would offer Target Portfolio shareholders exposure to multiple subadvisers, with the goal of providing improved risk-adjusted performance. The Board also unanimously recommends that the beneficial shareholders of the Target Portfolios approve the Reorganizations. The Board also unanimously determined that the Reorganizations would be in the best interests of the beneficial shareholders of each of the Portfolios, and that the interests of the shareholders of each of the Portfolios would not be diluted as a result of the Reorganizations.

Based on detailed information available that the Manager provided the Board regarding each of the Target Portfolios and the Acquiring Portfolio, assuming each of the Reorganizations had been in effect for the one-year period ended July 31, 20201 (current assets are adjusted for anticipated fund-of-fund reallocations), the Reorganizations are expected to benefit Target Portfolio shareholders for a number of reasons, including that:

•  The investment objectives and the principal investment strategies of the Target Portfolios and the Acquiring Portfolio are similar in that each of the Target Portfolios and the Acquiring Portfolio normally invests predominantly in debt and fixed income securities;(1)

•  The Combined Portfolio will be larger than each of the Target Portfolios with an estimated $6,865.8 million based on total assets as of July 31, 2021;

•  Taking into account the Board-approved contractual management fee reduction for the Acquiring Portfolio, the contractual investment management fee rate for the Combined Portfolio is the same or lower than the contractual investment management fee rate for each of the Target Portfolios, and the effective investment management fee rates for the Acquiring Portfolio and Combined Portfolio are same or lower than the effective investment management fee rate for each of the Target Portfolios;

•  Assuming the Reorganization and the contractual management fee reduction for the Acquiring Portfolio had been in effect for the one-year period ended December 31, 2020, the total net operating expense ratio for each of the Target Portfolios is higher than the pro forma total net operating expense ratio for the Combined Portfolio; and

•  The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $3.7 million, based on portfolio assets for a one-year period, based on current assets as of July 31, 2021 (current assets are adjusted for anticipated fund-of-fund reallocations).

The Manager notes that the BlackRock/Loomis Portfolio ($3,125.8 million) is slightly larger than the Acquiring Portfolio ($2,404.1 million) based on assets as of July 31, 2021. However, the Manager notes that the Combined Portfolio will be larger than each of the Target Portfolios, including the BlackRock/Loomis Portfolio, and the Manager does not believe that the interests of the Target Portfolios' existing shareholders will be diluted as a result of any of the Reorganizations.

(1)  Effective on the date of the Reorganizations, which is expected to be on or about February 14, 2022, PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Limited, and Wellington Management Company LLP will serve as subadvisers to the Acquiring Portfolio alongside Western Asset Management Company LLC and Western Asset Management Company Limited (collectively, Western Asset). Western Asset has served as the subadviser to the Acquiring Portfolio since November 2007. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Core Fixed Income Portfolio." The preceding actions collectively are referred to as the "Repositioning."

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganizations are not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolios immediately prior to the Reorganizations.

The Manager provided, and the Board considered, information regarding any potential adverse impact to shareholders as a result of the Reorganizations. In connection with the Reorganizations, there will be purchases and sales of securities. These transactions may result in costs, such as brokerage commissions, bid-ask spreads and market impact. The Manager currently expects that a majority of each Target Portfolio's assets are able to be transferred in-kind into the Acquiring Portfolio and that the majority of the transactions will be made by the Combined Portfolio after the Reorganizations. Any costs for transactions prior to the Reorganizations will be borne by the applicable Target Portfolio shareholders, and any costs for transactions after the Reorganizations will be borne by Combined Portfolio shareholders. Actual portfolio sales and purchases after the Reorganizations will depend on portfolio composition, market conditions and other factors at the time of the Reorganizations, and will be at the discretion of the Combined Portfolio's subadvisers—PGIM, PGIML, Wellington and Western Asset. The extent to which the portfolio securities of the Target Portfolios will be maintained by the Combined Portfolio will be determined consistent with the Combined Portfolio's investment objective, strategies and policies. The Manager currently expects that there will be no transaction costs prior to the Reorganizations for the BlackRock Portfolio, the BlackRock/Loomis Portfolio, the Prudential Portfolio, and the Acquiring Portfolio. The Manager currently estimates that portfolio repositioning after the Reorganizations may result in the transaction costs (including brokerage commissions, bid-ask spreads and market impact) of approximately $2.1 million (3.1 basis points) for the Combined Portfolio. Transaction costs may vary from these estimates, and the Manager will provide to revised estimates to the Board after the Reorganizations.

For the reasons discussed above, the Board of Trustees of the Advanced Series Trust unanimously recommends that you vote FOR the Plan.

If shareholders of each of the Target Portfolios do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the Target Portfolios with one or more portfolios of the Trust other than the Acquiring Portfolio, or unaffiliated funds, or the liquidation of the Target Portfolios.

Closing of the Reorganizations

If shareholders of each of the Target Portfolios approve the Plan, the Reorganizations will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganizations to take place, which is presently expected to occur on or about February 14, 2022. This is called the "Closing Date." If the shareholders of the Target Portfolios do not approve the Plan, the Reorganizations will not take place for the Target Portfolios, and the Board will consider alternative courses of actions, as described above.

If the shareholders of each of the Target Portfolios approve the Plan, the Target Portfolios will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolios on the Closing Date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolios. The Acquiring Portfolio Shares received by the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganizations. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolios will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolios. The stock transfer books of the Target Portfolios will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolios may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon each of the Reorganizations at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolios.

Expenses of the Reorganizations

All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolios or the Acquiring Portfolio. The estimated expenses for this Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is $200,000. Transaction costs, including spreads and brokerage commissions, will be paid by the transacting portfolio. It is expected that all or substantially all of the transaction costs of the Reorganizations will be borne by the Combined Portfolio, although some derivatives and similar holdings may be repositioned prior to a Reorganization if they cannot be effectively transferred to the Acquiring Portfolio.

Certain Federal Income Tax Considerations

The Portfolios are treated as partnerships for U.S. federal income tax purposes. As a Partnership, each Portfolio's income, gains, losses, deductions, and credits are proportionately distributed to the Participating Insurance Companies and retain the same character for Federal Income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in one of the Portfolios, including the application of state and local taxes.

Each of the Portfolios complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code").

The Reorganizations may entail various consequences, which are discussed below under the caption "Federal Income Tax Consequences of the Reorganizations."

Federal Income Tax Consequences of the Reorganizations

The following discussion is applicable to the Reorganizations. The Reorganizations are intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganizations did not qualify as a tax-free transaction. It is a condition to each Portfolio's obligation to complete its Reorganization that the Portfolios will have received an opinion from Goodwin Procter LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, the Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio relating to the Reorganizations, for U.S. federal income tax purposes under Sections 721 and 731 of the Code and related Code Sections (references to "shareholders" are to the Participating Insurance Companies):

1.  The transfer by each of the Target Portfolios of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolios, and the distribution of the Acquiring Portfolio Shares to the shareholders of the

Target Portfolios in complete liquidation of the Target Portfolios, should be tax-free to the shareholders of the Target Portfolio.

2.  The shareholders of each of the Target Portfolios should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.  No gain or loss should be recognized by each of the Target Portfolios upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of each of the Target Portfolios. In addition, no gain or loss should be recognized by each of the Target Portfolios on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolios (in liquidation of the Target Portfolio).

4.  No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of each of the Target Portfolios in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolios.

5.  The Acquiring Portfolio's tax basis for the assets acquired from each of the Target Portfolios should be the same as the tax basis of these assets when held by the Target Portfolios immediately before the transfer, and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolios.

6.  Each of the Target Portfolios shareholder's tax basis for the Acquiring Portfolio Shares to be received by the shareholders pursuant to the Reorganizations should be the same as its tax basis in the Target Portfolios shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder's share of the liabilities of the Portfolios as a result of the Reorganizations.

7.  The holding period of the Acquiring Portfolio Shares to be received by the shareholders of each of the Target Portfolios should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolios should consult their tax advisors regarding the tax consequences to them of the Reorganizations in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganizations, because this discussion only relates to U.S. federal income tax consequences.

On the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolios with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolios and the Acquiring Portfolio are each organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF BLACKROCK PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the BlackRock Portfolio and Acquiring Portfolio are similar. The investment objective of the BlackRock Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio. The investment objectives of the BlackRock Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The BlackRock Portfolio and the Acquiring Portfolio each employ a core fixed income strategy by investing at least 80% of its assets in fixed income securities.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers, PGIM, PGIML, Wellington and Western Asset, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio.

	BlackRock Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the BlackRock Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio.

The investment objective of the Combined Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Combined Portfolio.

Principal Investment Strategies:	The BlackRock Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt securities.
The BlackRock Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is between zero and three years. The BlackRock

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt and fixed income securities, including mortgage- and other asset-backed securities, such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan

In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt and fixed income securities, including mortgage- and other asset-backed securities, such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan

BlackRock Portfolio	Acquiring Portfolio	Combined Portfolio
Portfolio may invest up to 20% of its assets in non-investment grade bonds (commonly called "high yield" or "junk bonds"). The BlackRock Portfolio may also invest up to 35% of its assets in assets of foreign issuers, of which 10% (as a percentage of the BlackRock Portfolio's assets) may be invested in emerging markets issuers. Up to 10% of the BlackRock Portfolio's assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar-denominated or (ii) non-US dollar denominated, but hedged back to US dollars.
The subadvisers evaluate sectors of the bond market and individual securities within these sectors. The subadvisers select bonds from several sectors including: US Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (CMOs), asset-backed securities and corporate bonds. The BlackRock Portfolio may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The BlackRock Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns.	obligations (CLOs) and, other collateralized debt obligations (CDOs).
For purposes of the non-fundamental investment policy set forth above, the Acquiring Portfolio considers an instrument, including a synthetic instrument, to be a debt or fixed income security if, in the judgment of the subadvisers, it has economic characteristics similar to a debt or fixed income security. For example, the Acquiring Portfolio considers an instrument, including a synthetic instrument, to be a fixed income security if, in the judgment of the subadvisers, it has economic characteristics similar to debt or fixed income securities. Such instruments would include, but are not limited to, futures contracts and related options, mortgage-related securities, asset-backed securities, reverse repurchase agreements, dollar rolls, and cash equivalents. In addition, the Acquiring Portfolio will consider repurchase agreements secured by obligations of the US Government and its agencies and instrumentalities to be obligations of the US Government and its agencies and instrumentalities for these purposes.
Fixed income securities include:
• US Government Obligations
• corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)	obligations (CLOs) and, other collateralized debt obligations (CDOs). The Combined Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade (sometimes referred to as "junk bonds"), but at least B-/B3, or if unrated, are determined by the Combined Portfolio's subadvisers to be of comparable quality.
The target dollar weighted average effective duration of the Combined Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole. The Combined Portfolio's dollar weighted average effective duration may fall outside of its expected dollar weighted average effective duration range due to market movements. If this happens, the Combined Portfolio's subadviser will take action to bring the Combined Portfolio's dollar weighted average effective duration back within its expected dollar weighted average effective duration range within a reasonable period of time. Duration refers to the range within which the dollar weighted average effective duration of the Combined Portfolio is expected to fluctuate.
Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

BlackRock Portfolio	Acquiring Portfolio	Combined Portfolio
The BlackRock Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The BlackRock Portfolio may also engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
Other Investments:
The BlackRock Portfolio may invest in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-US senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.
When-Issued and Delayed Delivery Securities and Forward Commitments—The BlackRock Portfolio may invest in securities prior to their date of issue. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the BlackRock Portfolio at an established price with payment and delivery taking place in the future. The	• inflation-indexed securities
• mortgage- and other asset-backed securities
• obligations of non-US issuers, including obligations of non-US governments, international agencies or supranational organizations
• fixed income securities of non-governmental US or non-US issuers
• taxable municipal obligations
• variable and floating rate debt securities
• commercial paper and other short-term investments
• certificates of deposit, time deposits, and bankers' acceptances
• loan participations and assignments
• structured notes
• repurchase agreements.
Duration refers to the range within which the dollar-weighted average effective duration of the Acquiring Portfolio is expected to fluctuate. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target dollar-weighted average effective duration of the Acquiring Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole. The Acquiring Portfolio's dollar-weighted average effective duration may fall outside of its expected dollar-weighted average effective duration	The Combined Portfolio may invest in derivatives. The Combined Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns.
The Combined Portfolio is allocated among three subadvisers: PGIM Fixed Income/PGIM Limited (collectively, PGIM Fixed Income), and Wellington Management Company LLP (Wellington Management), and Western Asset Management Company, LLC/ Western Asset Management Company Limited (collectively, Western Asset). Further, the Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

BlackRock Portfolio	Acquiring Portfolio	Combined Portfolio
BlackRock Portfolio enters into these transactions to obtain what is considered an advantageous price to the BlackRock Portfolio at the time of entering into the transaction.	range due to market movements. If this happens, the subadvisers will take action to bring the Acquiring Portfolio's dollar-weighted average effective duration back within its expected average effective duration range within a reasonable period of time.
The Acquiring Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by the Subadvisers to be of comparable quality. For purposes of the foregoing credit quality policy, the Acquiring Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by the subadvisers to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high yield securities." The continued holding of securities downgraded below investment grade or, if unrated, determined by the Subadvisers to be of comparable quality, will be evaluated by the subadvisers on a case by case basis. Information on the ratings issued to debt securities by certain rating agencies is included in the Appendix to the Prospectus.
In addition, the Acquiring Portfolio may also:
• invest up to 25% of its total assets in the securities of non-US issuers;

BlackRock Portfolio	Acquiring Portfolio	Combined Portfolio
• invest up to 20% of its total assets in non-US dollar-denominated securities.
• hold common stock or warrants received as the result of an exchange or tender of fixed income securities;
• invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns;
• buy or sell securities on a forward commitment basis;
• lend its portfolio securities;
• engage in non-US currency exchange transactions;
• engage in reverse repurchase agreements; or
• borrow money for temporary or emergency purposes or for investment purposes.
The Acquiring Portfolio also may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.
The Acquiring Portfolio may engage in active and frequent trading of portfolio securities to try to achieve its investment objective.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the BlackRock Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the BlackRock Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	BlackRock Portfolio	Acquiring Portfolio	Combined Portfolio
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.	Yes	Yes	Yes
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes

Principal Risks	BlackRock Portfolio	Acquiring Portfolio	Combined Portfolio
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	No	No
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio's investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio's investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio's investments. Changes in interest rates may also affect the liquidity of the Portfolio's investments in fixed income securities.	Yes	Yes	Yes

Principal Risks	BlackRock Portfolio	Acquiring Portfolio	Combined Portfolio
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio's performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.	Yes	No	No
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.	Yes	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes

Principal Risks	BlackRock Portfolio	Acquiring Portfolio	Combined Portfolio
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio's securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.	Yes	No	No
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes

Performance of BlackRock Portfolio

A number of factors, including risk, can affect how the BlackRock Portfolio performs. The information below provides some indication of the risks of investing in the BlackRock Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the BlackRock Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: The BlackRock Portfolio, formerly the AST PIMCO Limited Maturity Bond Portfolio, changed subadvisers and changed its investment policies and strategy effective July 13, 2015. The annual returns prior to July 13, 2015 for the BlackRock Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the BlackRock Portfolio or its current subadviser.

Annual Returns

BEST QUARTER: 4.02% (2nd Quarter of 2020) WORST QUARTER: -3.36% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/20)

	1 YEAR	5 YEARS	10 YEARS
BlackRock Portfolio	2.56%	2.25%	1.62%
Bloomberg Barclays 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	3.33%	2.21%	1.60%

Average Annual Total Returns (as of 9/30/21)

	YEAR TO DATE	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Portfolio	0.17%	1.13%	2.56%	1.93%	1.47%
Bloomberg Barclays 1-3 Year US Government/ Credit Index (reflects no deduction for fees, expenses or taxes)	0.09%	0.30%	2.87%	1.89%	1.47%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On the date of the Reorganizations, which is expected to be on or about February 14, 2022, the Acquiring Portfolio will be "repositioned." As part of the Repositioning, the principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio, as set forth above. The repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

(1)  "Annual Returns," as presented, only reflect the performance of Western Asset as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Fixed Income Portfolio."

BEST QUARTER: 8.16% (2nd Quarter of 2020) WORST QUARTER: -5.05% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/20)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	8.11%	5.81%	4.95%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Western Asset as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Fixed Income Portfolio."

Average Annual Total Returns (as of 9/30/21)(1)

	YEAR TO DATE	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Acquiring Portfolio	-2.04%	1.29%	6.26%	3.83%	4.26%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.55%	-0.90%	5.36%	2.94%	3.01%

(1) "Average Annual Total Returns," as presented, only reflect the performance of Western Asset as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Fixed Income Portfolio."

Capitalizations of BlackRock Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of September 30, 2021: (i) the capitalization of the BlackRock Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	BlackRock Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$551,111,006	$2,343,543,844	$—		$2,894,654,850
Total shares outstanding	47,377,204	157,422,952	(10,365,048	)(a)	194,435,108
Net asset value per share	$11.63	$14.89	$—		$14.89

(a)    Reflects the change in shares of the BlackRock Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the BlackRock Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the BlackRock Portfolio immediately prior to the Reorganization.

COMPARISON OF BLACKROCK/LOOMIS PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the BlackRock/Loomis Portfolio and Acquiring Portfolio are similar. The investment objective of the BlackRock/Loomis Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio. The investment objectives of the BlackRock/Loomis Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The BlackRock/Loomis Portfolio and the Acquiring Portfolio each employ a core fixed income strategy by investing at least 80% of its assets in fixed income securities.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers, PGIM, PGIML, Wellington and Western Asset, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio.

	BlackRock/Loomis Sayles Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the BlackRock/Loomis Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio

The investment objective of the Combined Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Combined Portfolio

Principal Investment Strategies:

The BlackRock/Loomis Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the BlackRock/Loomis Sayles Portfolio's investments may include: (i) investment-grade debt obligations of US and foreign corporate issuers; (ii) privately-issued, mortgage-related and asset-backed

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt and fixed income securities, including mortgage- and other asset-backed securities, such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan

In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt and fixed income securities, including mortgage- and other asset-backed securities, such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan

BlackRock/Loomis Sayles Portfolio	Acquiring Portfolio	Combined Portfolio
securities such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other collateralized debt obligations (CDOs); (iii) certain debt obligations issued or guaranteed by the US government and government-related entities, including mortgage-related securities; (iv) US government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. The BlackRock/Loomis Sayles Portfolio, at times, may be concentrated in certain sectors.
The subadviser has a team of fixed income professionals, including credit analysts and traders, with experience in many sectors of the US and foreign fixed income securities markets. In determining which securities to buy and sell, the subadviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and management of an issuer. The subadviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer's prospects and to determine whether its securities are undervalued or overvalued.
In pursuing its investment objective, the BlackRock/Loomis Portfolio invests at least 80% of its	obligations (CLOs) and, other collateralized debt obligations (CDOs).
For purposes of the non-fundamental investment policy set forth above, the Acquiring Portfolio considers an instrument, including a synthetic instrument, to be a debt or fixed income security if, in the judgment of the subadvisers, it has economic characteristics similar to a debt or fixed income security. For example, the Acquiring Portfolio considers an instrument, including a synthetic instrument, to be a fixed income security if, in the judgment of the subadvisers, it has economic characteristics similar to debt or fixed income securities. Such instruments would include, but are not limited to, futures contracts and related options, mortgage-related securities, asset-backed securities, reverse repurchase agreements, dollar rolls, and cash equivalents. In addition, the Acquiring Portfolio will consider repurchase agreements secured by obligations of the US Government and its agencies and instrumentalities to be obligations of the US Government and its agencies and instrumentalities for these purposes.
Fixed income securities include:
• US Government Obligations
• corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)	obligations (CLOs) and, other collateralized debt obligations (CDOs). The Combined Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade (sometimes referred to as "junk bonds"), but at least B-/B3, or if unrated, are determined by the Combined Portfolio's subadvisers to be of comparable quality.
The target dollar weighted average effective duration of the Combined Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole. The Combined Portfolio's dollar weighted average effective duration may fall outside of its expected dollar weighted average effective duration range due to market movements. If this happens, the Combined Portfolio's subadviser will take action to bring the Combined Portfolio's dollar weighted average effective duration back within its expected dollar weighted average effective duration range within a reasonable period of time. Duration refers to the range within which the dollar weighted average effective duration of the Combined Portfolio is expected to fluctuate.
Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

BlackRock/Loomis Sayles Portfolio	Acquiring Portfolio	Combined Portfolio
assets (net assets plus any borrowings made for investment purposes) in corporate bonds. For purposes of this 80% policy, corporate bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by corporate issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The BlackRock/Loomis Portfolio may invest in derivative instruments, including futures, forwards, options, and swaps, to try to enhance return or to reduce ("hedge") investment risks.
The above-described 80% policy is a non-fundamental investment policy of the BlackRock/Loomis Portfolio and may be changed by the Board without shareholder approval. The BlackRock/Loomis Sayles Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in its 80% policy as described above. There is no guarantee that the BlackRock/Loomis Portfolio will achieve its investment objective.
The BlackRock/Loomis Portfolio may invest up to 10% of its net assets in instruments which are rated below investment grade or, if unrated, are considered by the subadviser to be of comparable quality to instruments rated below investment grade (commonly called "high yield" or "junk bonds"). The term "investment grade" refers to instruments	• inflation-indexed securities
• mortgage- and other asset-backed securities
• obligations of non-US issuers, including obligations of non-US governments, international agencies or supranational organizations
• fixed income securities of non-governmental US or non-US issuers
• taxable municipal obligations
• variable and floating rate debt securities
• commercial paper and other short-term investments
• certificates of deposit, time deposits, and bankers' acceptances
• loan participations and assignments
• structured notes
• repurchase agreements.
Duration refers to the range within which the dollar-weighted average effective duration of the Acquiring Portfolio is expected to fluctuate. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target dollar-weighted average effective duration of the Acquiring Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole. The Acquiring Portfolio's dollar-weighted average effective duration may fall outside of its expected dollar-weighted average effective duration range due to market movements. If this happens, the subadvisers will take	The Combined Portfolio may invest in derivatives. The Combined Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns.
The Combined Portfolio is allocated among three subadvisers: PGIM Fixed Income/PGIM Limited (collectively, PGIM Fixed Income), and Wellington Management Company LLP (Wellington Management), and Western Asset Management Company, LLC/ Western Asset Management Company Limited (collectively, Western Asset). Further, the Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

BlackRock/Loomis Sayles Portfolio	Acquiring Portfolio	Combined Portfolio
which are either rated Baa or higher by Moody's, or BBB or higher by Standard & Poor's or Fitch, or are comparably rated by another nationally recognized statistical ratings organization (NRSRO) or, if unrated, are considered by the subadviser to be of comparable quality. In the event that a security receives different ratings from different NRSROs, the subadviser will treat the security as being rated in the highest rating category received from an NRSRO. The subadviser currently intends to maintain a weighted average credit quality rating of BBB+ or better with respect to instruments held by the BlackRock/Loomis Sayles Portfolio.
Although the BlackRock/Loomis Portfolio may invest in instruments of any duration or maturity, under normal market conditions the dollar-weighted average effective duration of the BlackRock/Loomis Sayles Portfolio, including futures positions, is expected to be within +/- one year of its secondary benchmark index, as calculated by the subadviser, with a duration of approximately 6.7 years as of December 31, 2020. The BlackRock/Loomis Sayles Portfolio's secondary custom blended index consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays US Intermediate Corporate Index (80%), and a cap of 7.5% on Financials. Duration is a measurement of a bond's interest rate risk that considers a bond's maturity, yield,	action to bring the Acquiring Portfolio's dollar-weighted average effective duration back within its expected average effective duration range within a reasonable period of time.
The Acquiring Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by the Subadvisers to be of comparable quality. For purposes of the foregoing credit quality policy, the Acquiring Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by the subadvisers to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high yield securities." The continued holding of securities downgraded below investment grade or, if unrated, determined by the Subadvisers to be of comparable quality, will be evaluated by the subadvisers on a case by case basis. Information on the ratings issued to debt securities by certain rating agencies is included in the Appendix to the Prospectus.
In addition, the Acquiring Portfolio may also:
• invest up to 25% of its total assets in the securities of non-US issuers;
• invest up to 20% of its total assets in non-US dollar-denominated securities.

BlackRock/Loomis Sayles Portfolio	Acquiring Portfolio	Combined Portfolio

coupon and call features. These many factors are calculated into one number that measures how sensitive a bond's value may be to interest rate changes. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, the fact that some bonds can be prepaid by the issuer). In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the BlackRock/Loomis Sayles Portfolio's value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The dollar-weighted average effective duration of the BlackRock/Loomis Portfolio may fall outside of its expected range due to market movements. If this happens, the BlackRock/Loomis Sayles Portfolio's subadviser will take action to bring the BlackRock/Loomis Sayles Portfolio's dollar-weighted average effective duration back within its expected range within a reasonable period of time.

• hold common stock or warrants received as the result of an exchange or tender of fixed income securities;
• invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns;
• buy or sell securities on a forward commitment basis;
• lend its portfolio securities;
• engage in non-US currency exchange transactions;
• engage in reverse repurchase agreements; or
• borrow money for temporary or emergency purposes or for investment purposes.
The Acquiring Portfolio also may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.
The Acquiring Portfolio may engage in active and frequent trading of portfolio securities to try to achieve its investment objective.

BlackRock/Loomis Sayles Portfolio	Acquiring Portfolio	Combined Portfolio
In addition, under normal market conditions, the BlackRock/Loomis Portfolio may invest subject to the following limitations:
• Up to 15% of total assets in instruments categorized in the financial services group of industries;
• Up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed income instruments issued by foreign issuers (foreign fixed income instruments), including those issued by issuers in emerging markets;
• Up to 10% of net assets in non-investment grade debt (junk bonds).
A change in the securities held by the BlackRock/Loomis Portfolio is known as "portfolio turnover." The BlackRock/Loomis Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the BlackRock/Loomis Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the BlackRock/Loomis Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the BlackRock/Loomis Portfolio involves similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	BlackRock/ Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.	Yes	Yes	Yes
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes

Principal Risks	BlackRock/ Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	No	No
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio's investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio's investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio's investments. Changes in interest rates may also affect the liquidity of the Portfolio's investments in fixed income securities.	Yes	Yes	Yes

Principal Risks	BlackRock/ Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio's performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.	Yes	No	No
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.	No	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes

Principal Risks	BlackRock/ Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio's securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.	Yes	Yes	Yes
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes
Restricted Securities Risk. The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.	Yes	No	No

Principal Risks	BlackRock/ Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.	Yes	No	No

Performance of BlackRock/Loomis Portfolio

A number of factors, including risk, can affect how the BlackRock/Loomis Portfolio performs. The information below provides some indication of the risks of investing in the BlackRock/Loomis Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the BlackRock/Loomis Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: The BlackRock/Loomis Portfolio, formerly the AST PIMCO Total Return Bond Portfolio, changed subadvisers and changed its investment policies and strategies effective January 5, 2015. The annual returns prior to January 5, 2015 for the BlackRock/Loomis Portfolio reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the BlackRock/Loomis Portfolio or its current subadviser.

Annual Returns

BEST QUARTER: 5.56% (2nd Quarter of 2020) WORST QUARTER: -3.49% (2nd Quarter of 2013)

Average Annual Total Returns (as of 12/30/20)

	1 YEAR	5 YEARS	10 YEARS
BlackRock/Loomis Portfolio	7.36%	4.85%	3.65%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%

Average Annual Total Returns (as of 9/30/21)

	YEAR TO DATE	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock/Loomis Portfolio	-0.94%	0.77%	5.33%	3.27%	3.39%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.55%	-0.90%	5.36%	2.94%	3.01%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On or about February 14, 2022, the Acquiring Portfolio will be "repositioned." As part of the Repositioning, the principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio, as set forth above. The repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

(1)  "Annual Returns," as presented, only reflect the performance of Western Asset as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Fixed Income Portfolio."

BEST QUARTER: 8.16% (2nd Quarter of 2020) WORST QUARTER: -5.05% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/20)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	8.11%	5.81%	4.95%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Western Asset as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Fixed Income Portfolio."

Average Annual Total Returns (as of 9/30/21)(1)

	YEAR TO DATE	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Acquiring Portfolio	-2.04%	1.29%	6.26%	3.83%	4.26%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.55%	-0.90%	5.36%	2.94%	3.01%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Western Asset as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Fixed Income Portfolio."

Capitalizations of BlackRock/Loomis Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of September 30, 2021: (i) the capitalization of the BlackRock/Loomis Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	BlackRock/Loomis Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$3,052,013,961	$2,343,543,844	$—		$5,395,557,805
Total shares outstanding	193,952,526	157,422,952	11,018,190	(a)	362,393,668
Net asset value per share	$15.74	$14.89	$—		$14.89

(a)    Reflects the change in shares of the BlackRock/Loomis Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the BlackRock/Loomis Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the BlackRock/Loomis Portfolio immediately prior to the Reorganization.

COMPARISON OF PRUDENTIAL PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Prudential Portfolio and Acquiring Portfolio are similar. The investment objective of the Prudential Portfolio is to seek to maximize total return consistent with the long-term preservation of capital. The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio. The investment objectives of the Prudential Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The Prudential Portfolio and the Acquiring Portfolio each employ a core fixed income strategy by investing at least 80% of its assets in fixed income securities.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers, PGIM, PGIML, Wellington and Western Asset, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio.

	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the Prudential Portfolio is to seek to maximize total return consistent with the long-term preservation of capital.

The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio.

The investment objective of the Combined Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Combined Portfolio.

Principal Investment Strategies:	In pursuing its investment objective, the Prudential Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in intermediate and long-term debt obligations and high-quality money market instruments.
The above-referenced 80% test is applied at the time the Prudential Portfolio invests; later percentage changes caused by a change in Prudential Portfolio assets, market values, or ratings downgrades will not require the Prudential Portfolio to dispose of a holding. The types of debt obligations in which the Prudential Portfolio may invest, include, without limitation, US Government securities, mortgage-related securities (including commercial mortgage-backed securities), asset-backed securities, bank loans by assignment as well as through loan participations, corporate bonds, and municipal bonds.	In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt and fixed income securities, including mortgage- and other asset-backed securities, such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and, other collateralized debt obligations (CDOs).
For purposes of the non-fundamental investment policy set forth above, the Acquiring Portfolio considers an instrument, including a synthetic instrument, to be a debt or fixed income security if, in the judgment of the subadvisers, it has economic characteristics similar to a debt or fixed income security. For example, the Acquiring Portfolio considers an instrument, including a synthetic instrument,	In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt and fixed income securities, including mortgage- and other asset-backed securities, such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and, other collateralized debt obligations (CDOs). The Combined Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade (sometimes referred to as "junk bonds"), but at least B-/B3, or if unrated, are determined by the Combined Portfolio's subadvisers to be of comparable quality.
The target dollar weighted average effective duration of the Combined Portfolio is expected to range within 30%

Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
In managing the Prudential Portfolio's assets, the Subadviser uses a combination of top-down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top down economic analysis, the Subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the Subadviser's bottom-up research which informs security selection. In its bottom up research, the Subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The Subadviser may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Subadviser may invest in a security based upon the expected total return rather than the yield of such security. The Subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
The Prudential Portfolio may invest without limit in debt obligations issued or guaranteed by the	to be a fixed income security if, in the judgment of the subadvisers, it has economic characteristics similar to debt or fixed income securities. Such instruments would include, but are not limited to, futures contracts and related options, mortgage-related securities, asset-backed securities, reverse repurchase agreements, dollar rolls, and cash equivalents. In addition, the Acquiring Portfolio will consider repurchase agreements secured by obligations of the US Government and its agencies and instrumentalities to be obligations of the US Government and its agencies and instrumentalities for these purposes.
Fixed income securities include:
• US Government Obligations
• corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)
• inflation-indexed securities
• mortgage- and other asset-backed securities
• obligations of non-US issuers, including obligations of non-US governments, international agencies or supranational organizations
• fixed income securities of non-governmental US or non-US issuers
• taxable municipal obligations
• variable and floating rate debt securities
• commercial paper and other short-term investments	of the duration of the domestic bond market as a whole. The Combined Portfolio's dollar weighted average effective duration may fall outside of its expected dollar weighted average effective duration range due to market movements. If this happens, the Combined Portfolio's subadviser will take action to bring the Combined Portfolio's dollar weighted average effective duration back within its expected dollar weighted average effective duration range within a reasonable period of time. Duration refers to the range within which the dollar weighted average effective duration of the Combined Portfolio is expected to fluctuate.
Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).
The Combined Portfolio may invest in derivatives. The Combined Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns.
The Combined Portfolio is allocated among three subadvisers: PGIM Fixed Income/PGIM Limited (collectively, PGIM Fixed Income), and Wellington Management Company LLP (Wellington Management), and Western Asset Management Company, LLC/ Western Asset Management Company Limited (collectively, Western Asset). Further, the Strategic Investment Research Group of

Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
US Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the US Government is an obligation of the Government National Mortgage Association. In addition, the Prudential Portfolio may invest in US Government securities issued by other government entities, like the Federal National Mortgage Association and the Student Loan Marketing Association which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations. The Prudential Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.
The Prudential Portfolio will invest, under normal circumstances, at least 80% of its net assets in debt obligations that are rated investment grade. Investment grade debt obligations are those rated within the four highest rating categories assigned by a rating agency such as Moody's, S&P, or Fitch, or, if unrated, determined by the Subadviser to be of comparable quality. Likewise, the Prudential Portfolio may invest up to 20% of its net assets in debt obligations rated below investment grade (often referred to as junk bonds) by the major ratings services, or, if unrated, considered to be of comparable quality by the Subadviser. The Prudential Portfolio may invest	• certificates of deposit, time deposits, and bankers' acceptances
• loan participations and assignments
• structured notes
• repurchase agreements.
Duration refers to the range within which the dollar-weighted average effective duration of the Acquiring Portfolio is expected to fluctuate. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target dollar-weighted average effective duration of the Acquiring Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole. The Acquiring Portfolio's dollar-weighted average effective duration may fall outside of its expected dollar-weighted average effective duration range due to market movements. If this happens, the subadvisers will take action to bring the Acquiring Portfolio's dollar-weighted average effective duration back within its expected average effective duration range within a reasonable period of time.
	The Acquiring Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by the Subadvisers to be of comparable quality. For purposes of the foregoing credit quality policy,	the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers, whether or not such securities are denominated in the US dollar. The Prudential Portfolio may also invest up to 20% of its assets in collateralized debt obligations, including collateralized loan obligations (CDOs). Depending on the amount of its investment in CDOs, the Prudential Portfolio's risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Prudential Portfolio's risk profile when choosing to invest in CDOs.
The Prudential Portfolio may also invest in convertible debt and convertible and non-convertible preferred stock of any rating. The Prudential Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Prudential Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Prudential Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
The Prudential Portfolio may invest in leveraged loans. Leveraged loans are business loans made to borrowers that may be US or foreign corporations, partnerships, or other business entities. The interest rates on leveraged loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate or the prime rate	the Acquiring Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by the subadvisers to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high yield securities." The continued holding of securities downgraded below investment grade or, if unrated, determined by the Subadvisers to be of comparable quality, will be evaluated by the subadvisers on a case by case basis. Information on the ratings issued to debt securities by certain rating agencies is included in the Appendix to the Prospectus.
In addition, the Acquiring Portfolio may also:
• invest up to 25% of its total assets in the securities of non-US issuers;
• invest up to 20% of its total assets in non-US dollar-denominated securities.
• hold common stock or warrants received as the result of an exchange or tender of fixed income securities;
• invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns;
• buy or sell securities on a forward commitment basis;
• lend its portfolio securities;
• engage in non-US currency exchange transactions;
• engage in reverse repurchase agreements; or

Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
as set by the Federal Reserve. Such senior loans may be rated below investment grade or, if unrated, deemed by the Subadviser to be the equivalent of below investment grade securities. The Prudential Portfolio's investment in senior loans will usually be made in the form of participations or assignments.
The Subadviser may use various derivative strategies to try to improve the Prudential Portfolio's returns. The Subadviser may also use hedging techniques to try to protect the Prudential Portfolio's assets. The Subadviser and the Prudential Portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Prudential Portfolio will not lose money. The use of derivatives—such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities, swaps, and swap options—involves costs and can be volatile. With derivatives, the Prudential Portfolio's subadviser tries to predict if the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. The Subadviser may use derivatives to try to reduce risk or to increase return consistent with the Prudential Portfolio's overall investment objective. The Subadviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives	• borrow money for temporary or emergency purposes or for investment purposes.
The Acquiring Portfolio also may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.
The Acquiring Portfolio may engage in active and frequent trading of portfolio securities to try to achieve its investment objective.

Prudential Portfolio	Acquiring Portfolio	Combined Portfolio

used may not match or offset the Prudential Portfolio's underlying positions and this could result in losses to the Prudential Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Prudential Portfolio uses derivative strategies, it designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the SEC. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Prudential Portfolio must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Prudential Portfolio is permitted to set aside liquid assets in an amount equal to such Prudential Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Prudential Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Prudential Portfolio will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such contracts. Futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities, swaps, and swap options are described in more detail in the Prospectus under the heading "More Detailed Information About Other Investments & Strategies Used By The Portfolios—Additional Investments & Strategies."

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the Prudential Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the Prudential Portfolio involves the same risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.	Yes	Yes	Yes
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes

Principal Risks	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio's investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio's investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio's investments. Changes in interest rates may also affect the liquidity of the Portfolio's investments in fixed income securities.	Yes	Yes	Yes

Principal Risks	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.	Yes	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes

Principal Risks	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio's securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.	Yes	Yes	Yes
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes

Performance of Prudential Portfolio

A number of factors, including risk, can affect how the Prudential Portfolio performs. The information below provides some indication of the risks of investing in the Prudential Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Prudential Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

BEST QUARTER: 5.86% (2nd Quarter of 2020) WORST QUARTER: -3.33% (2nd Quarter of 2013)

Average Annual Total Returns (as of 12/31/20)

	1 YEAR	5 YEARS	SINCE INCEPTION (10/17/11)
Prudential Portfolio	6.05%	4.92%	3.93%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.45	%*

*  Since Inception returns for the Index are measured from the month-end closest to the inception date.

Average Annual Total Returns (as of 9/30/21)

	YEAR TO DATE	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION (10/17/11)
Prudential Portfolio	-1.76%	-0.07%	4.97%	3.06%	3.45%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.55%	-0.90%	5.36%	2.94%	3.03	%*

*  Since Inception returns for the Index are measured from the month-end closest to the inception date.

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On or about February 14, 2022, the Acquiring Portfolio will be "repositioned." As part of the Repositioning, the principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio, as set forth above. The repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

(1)  "Annual Returns," as presented, only reflect the performance of Western Asset as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Fixed Income Portfolio."

BEST QUARTER: 8.16% (2nd Quarter of 2020) WORST QUARTER: -5.05% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/20)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	8.11%	5.81%	4.95%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Western Asset as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Fixed Income Portfolio."

Average Annual Total Returns (as of 9/30/21)(1)

	YEAR TO DATE	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Acquiring Portfolio	-2.04%	1.29%	6.26%	3.83%	4.26%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.55%	-0.90%	5.36%	2.94%	3.01%

(1) "Average Annual Total Returns," as presented, only reflect the performance of Western Asset as the current subadviser to the Acquiring Portfolio. On or about February 14, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about February 14, 2022, the Acquiring Portfolio will be renamed "AST Fixed Income Portfolio."

Capitalizations of Prudential Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of September 30, 2021: (i) the capitalization of the Prudential Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Prudential Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$2,097,686,071	$2,343,543,844	$—		$4,441,229,915
Total shares outstanding	150,359,003	157,422,952	(9,480,153	)(a)	298,301,802
Net asset value per share	$13.95	$14.89	$—		$14.89

(a)  Reflects the change in shares of the Prudential Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Prudential Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Prudential Portfolio immediately prior to the Reorganization.

COMPARISON OF THE TARGET PORTFOLIOS, ACQUIRING PORTFOLIO AND
COMBINED PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Capitalizations of the Target Portfolios, Acquiring Portfolio and Combined Portfolio Before and After Reorganization

The following tables set forth, as of September 30, 2021: (i) the capitalization of each of the Target Portfolios, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (all Target Portfolios) as adjusted to give effect to the Reorganization.

	BlackRock Portfolio (unaudited)	BlackRock/ Loomis Portfolio (unaudited)	Prudential Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$551,111,006	$3,052,013,961	$2,097,686,071	$2,343,543,844	$—		$8,044,354,882
Total shares outstanding	47,377,204	193,952,526	150,359,003	157,422,952	(8,827,011	)(a)	540,284,674
Net asset value per share	$11.63	$15.74	$13.95	$14.89			$14.89

(a)    Reflects the change in shares of the Target Portfolios upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolios would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolios immediately prior to the Reorganization.

MANAGEMENT OF THE TARGET PORTFOLIOS,
THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

This section provides more information about: (i) PGIM Investments and ASTIS, (ii) BlackRock as subadviser to the BlackRock Portfolio and the BlackRock/Loomis Portfolio, (iii) Loomis Sayles as subadviser to the BlackRock/Loomis Portfolio, (iv) PGIM as subadviser to the Prudential Portfolio and Combined Portfolio, (v) Western Asset as subadviser to the Acquiring Portfolio and the Combined Portfolio and (vi) PGIML and Wellington as subadvisers to the Combined Portfolio.

Investment Management Arrangements

The Portfolios are managed by PGIM Investments, 655 Broad Street, Newark, NJ 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484. As previously noted, the term Manager is used to refer to both PGIM Investments and ASTIS.

As of September 30, 2021, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $370.3 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of September 30, 2021, ASTIS served as investment manager to certain Prudential U.S. and offshore open-end investment companies with aggregate assets of approximately $155.1 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

The Investment Management Agreements between the Manager and the Trust on behalf of the Target Portfolios and the Acquiring Portfolio (the "Management Agreements"), provide that the Manager will furnish the Target Portfolios and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolios and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolios and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolios and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolios and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each of the Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolios or the Acquiring Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of the Target Portfolios or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolios or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each of the Portfolios and its shareholders.

A discussion regarding the basis for the Board's approvals of the Management Agreements and the subadvisory agreements are available in the semi-annual reports (for agreements approved during the six-month period ended June 30) and in the annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Target Portfolios and the Acquiring Portfolio. The BlackRock Portfolio is subadvised by BlackRock. The BlackRock/Loomis Portfolio is subadvised by BlackRock and Loomis Sayles. The Prudential Portfolio is subadvised by PGIM and PGIML serves as sub-subadviser to the Prudential Portfolio. The Acquiring Portfolio is subadvised by Western Asset. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganizations are approved, the Combined Portfolio will be managed by PGIM, PGIML, Wellington, and Western Asset.

Descriptions of the subadvisers and the portfolio managers are set forth below:

BlackRock Portfolio

BlackRock Financial Management, Inc. (BlackRock Financial) is a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial is a registered investment adviser and a commodity pool operator organized in New York. BlackRock Inc. and its affiliates had approximately $9.496 trillion in assets under management as of September 30, 2021. BlackRock Financial is located at 55 East 52nd Street, New York, New York 10055.

BlackRock International Ltd (BlackRock International) is a wholly owned subsidiary of BlackRock, Inc. BlackRock International is a registered investment advisor and a commodity pool operator organized in Edinburgh. BlackRock International is located at Exchange Place One, 1 Semple Street, Edinburgh, United Kingdom, EH3 8BL.

BlackRock (Singapore) Limited (BlackRock Singapore) is a wholly owned subsidiary of BlackRock, Inc. BlackRock Singapore is a registered investment adviser and a commodity pool operator organized in Edinburgh. BlackRock Singapore is located at #18-01, Twenty Anson, 20 Anson Road, Singapore, Singapore, 079912.

The BlackRock portfolio managers who are jointly and primarily responsible for the day-to-day management of the BlackRock Portfolio are Bob Miller, Akiva Dickstein and Scott MacLellan, CFA.

Bob Miller, Managing Director, is head of Americas Fundamental Fixed Income within BlackRock's Global Fixed Income group and a member of the Global Fixed Income Executive Committee. He is a portfolio manager of BlackRock's Core Bond, Total Return, and Strategic Income Opportunities Funds. Prior to joining BlackRock in 2011, Mr. Miller was a co-founder and partner at the Round Table Investment Management Company, a multi-strategy, research-based investment company, where he managed a global macro strategy. Previously, Mr. Miller spent 20 years at Bank of America, where he served in a variety of roles, most recently as senior portfolio manager for the bank's proprietary multi-asset investment portfolio. Mr. Miller managed global interest rate, credit and foreign exchange portfolios during his tenure at Bank of America.

Mr. Miller is a former Trustee of Davidson College where he served as Chair of the Investment Committee, member of the Athletics Committee and member of the Presidential Search Committee. He currently serves as an advisor to the Investment Committee and is also actively involved with the Davidson July Experience program. Mr. Miller is a former Trustee and past Chairman of the Board at Trinity Episcopal School in Charlotte, NC. He currently serves as an advisor to the TES Investment Committee. He previously served as an advisor to the Investment Committee of St. Mary's School in Raleigh, NC. Mr. Miller is a member of the Chairmen's Circle with the Central Park Conservancy in New York City. He earned a BA degree in economics from Davidson College.

Akiva Dickstein, Managing Director, is Head of Customized Multi-Sector Portfolios and co-Head of Global Inflation Linked Portfolios within BlackRock's Global Fixed Income (GFI) group, and a member of the Global Fixed Income executive team. He is also a portfolio manager of BlackRock's Core Bond Fund. Prior to taking on his current responsibilities, Mr. Dickstein was the lead portfolio manager on BlackRock's mortgage portfolios.

Before joining BlackRock in 2009, Mr. Dickstein spent eight years at Merrill Lynch, where he served as Managing Director and head of the U.S. Rates & Structured Credit Research Group. He was responsible for the team that produced MBS, ABS, CMBS, Treasuries, swaps, and interest rate derivatives research. Mr. Dickstein's publications on MBS strategy included the weekly Mortgage Investor as well as numerous lengthier articles on topics such as optimal loan modifications, the valuation of credit-sensitive MBS and ABS, and the pricing of mortgage derivatives, options, and pass-throughs. In addition, he developed Merrill's prepayment models for fixed rate and hybrid MBS. From 1993 to 2001, Mr. Dickstein was with Lehman Brothers, most recently as a Senior Vice President in Mortgage Derivatives Trading. In this role, he traded mortgage derivatives and developed Lehman's credit default model. He joined Lehman as a mortgage and asset-backed securities analyst and was named to Institutional Investor's All American Fixed Income Research Team in pass-throughs, non-agency mortgages, and asset-backed securities.

Scott Maclellan, CFA, Director, is a portfolio manager in BlackRock's Global Fixed Income Group. He is the co-portfolio manager of BlackRock's Low Duration Bond Fund and the BGF USD Short Duration Bond Fund. As a lead portfolio manager on the USD short duration fixed income platform, he also focuses on managing multi sector short duration portfolios and closed end funds. Prior to assuming his current responsibilities in 2012, Mr. MacLellan was a member of the Global Client Group, covering Japanese clients. He also served as a product specialist for short duration fixed income products. Previously, Mr. MacLellan spent four years with Nomura BlackRock Asset Management (NBAM), a former joint venture between BlackRock and Nomura Asset Management Co., Ltd, in Tokyo as an account manager. Prior to joining NBAM in 2001, Mr. MacLellan spent a year in the Global Finance and Investment Department of IBJ Leasing in Tokyo. Mr. MacLellan earned a BS degree, with honors, in economics and international development studies from King's College in 1997.

BlackRock/Loomis Portfolio

PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the BlackRock/Loomis Portfolio's asset allocations.

Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.

Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments &Wealth Institute.

Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor's working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P's Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.

Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG). Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.

BlackRock Segment. The portfolio managers from BlackRock who are jointly and primarily responsible for the day-to-day management of the Portfolio are Bob Miller, Rick Rieder and David Rogal.

Bob Miller, Managing Director, is head of Americas Fundamental Fixed Income within BlackRock's Global Fixed Income group and a member of the Global Fixed Income Executive Committee. He is a portfolio manager of BlackRock's Core Bond, Total Return, and Strategic Income Opportunities Funds. Prior to joining BlackRock in 2011, Mr. Miller was a co-founder and partner at the Round Table Investment Management Company, a multi-strategy, research-based investment company, where he managed a global macro strategy. Previously, Mr. Miller spent 20 years at Bank of America, where he served in a variety of roles, most recently as senior portfolio manager for the bank's proprietary multi-asset investment portfolio. Mr. Miller managed global interest rate, credit and foreign exchange portfolios during his tenure at Bank of America.

Mr. Miller is a former Trustee of Davidson College where he served as Chair of the Investment Committee, member of the Athletics Committee and member of the Presidential Search Committee. He currently serves as an advisor to the Investment Committee and is also actively involved with the Davidson July Experience program. Mr. Miller is a former Trustee and past Chairman of the Board at Trinity Episcopal School in Charlotte, NC. He currently serves as an advisor to the TES Investment Committee. He previously served as an advisor to the Investment Committee of St. Mary's School in Raleigh, NC. Mr. Miller is a member of the Chairmen's Circle with the Central Park Conservancy in New York City. He earned a BA degree in economics from Davidson College.

Rick Rieder, Managing Director, is BlackRock's Chief Investment Officer of Global Fixed Income, Head of the Global Allocation Investment Team in the Multi-Asset Strategies Group, a member of BlackRock's Global Operating Committee and Chairman of the firm-wide BlackRock Investment Council.

Before joining BlackRock in 2009, Mr. Rieder was President and Chief Executive Officer of R3 Capital Partners. He served as Vice Chairman and member of the Borrowing Committee for the U.S. Treasury and is currently a member of the Federal Reserve Bank of New York's Investment Advisory Committee on Financial Markets.

Mr. Rieder currently serves on the Alphabet/Google Investment Advisory Committee and the UBS Research Advisory Board. He was awarded the Global Unconstrained Fixed Income Manager of the Year for 2015 by Institutional Investor, was nominated for Fixed Income Manager of the Year by Institutional Investor for 2014 and was inducted into the Fixed Income Analysts Society Fixed Income Hall of Fame in 2013.

From 1987 to 2008, Mr. Rieder was with Lehman Brothers, most recently as head of the firm's Global Principal Strategies team, a global proprietary investment platform. He was also global head of the firm's credit businesses, Chairman of the Corporate Bond and Loan Capital Commitment Committee, and a member of the Board of Trustees for the corporate pension fund. Before joining Lehman Brothers, Mr. Rieder was a credit analyst at SunTrust Banks in Atlanta.

Mr. Rieder earned a BBA degree in Finance from Emory University in 1983 and an MBA degree from The Wharton School of the University of Pennsylvania in 1987. He is a member of the board of Emory University, Emory's Business School, and the University's Finance Committee, and is the Vice Chairman of the Investment Committee. Mr. Rieder is founder and chairman of the business school's BBA investment fund and community financial literacy program.

Mr. Rieder serves as Chairman of the Board of North Star Academy's thirteen Charter Schools in Newark, New Jersey and is the Founder and Chairman of the Board of Graduation Generation Public School Collaboration in Atlanta. He is a Trustee for the US Olympic Foundation, and is on the International Advisory Council and Board of Advisors for the Hospital for Special Surgery. He serves on the National Leadership Council of the Communities in Schools Educational Foundation and on the board of Big Brothers/Big Sisters of Newark and Essex County. Mr. Rieder was honored at the Choose Success Awards ceremony in Atlanta in 2015 for his dedication to public education in Atlanta through CIS and Graduation Generation.

David Rogal, Managing Director, is a member of the Multi-Sector Mutual Fund team within BlackRock's Global Fixed Income Group. He is a portfolio manager of BlackRock's Core Bond, Inflation Protected, Total Return, and Strategic Income Opportunities Funds. Mr. Rogal focuses on broad macro positioning, with specialties in interest rates, inflation, and volatility trading. Mr. Rogal joined Fixed Income in 2009. Previously, he was a member of BlackRock's Multi Asset Strategies group, where he developed quantitative models and advised insurance companies, pension funds, and banks on asset-allocation and asset-liability management. Mr. Rogal began his career at BlackRock in 2006 as an analyst in the Financial Institutions Group. Mr. Rogal earned a BA degree in economics and biology from Cornell University in 2006, with concentrations in statistics and genetics. He is a member of the Phi Beta Kappa society, for which he currently serves on the alumni board of directors.

Loomis, Sayles & Company, L.P. (Loomis Sayles). Loomis Sayles a registered investment adviser, is located at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, LLC (formerly Natixis Investment Managers, L.P.). Natixis Investment Managers, LLC is a wholly owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France's second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. As of September 30, 2021, Loomis Sayles had approximately $353.7 billion in assets under management.

Loomis Sayles Segment The co-portfolio managers from Loomis Sayles who are jointly and primarily responsible for the day-to-day management of the Portfolio are Peter Palfrey, CFA and Rick Raczkowski. Ian Anderson and Barath Sankaran, CFA, are solely responsible for managing the MBS portion of the Portfolio.

Peter Palfrey, CFA is a vice president of Loomis, Sayles & Company and portfolio manager for the Loomis Sayles fixed income group. With 37 years of investment industry experience, Peter co-manages the Loomis Sayles Core Plus strategy, which includes the Loomis Sayles Core Plus Bond Fund. Prior to joining Loomis Sayles in 2001, he worked for Back Bay Advisors as senior vice president and portfolio manager, and for MONY Capital Management as investment vice president and portfolio manager. Peter earned a BA from Colgate University.

Rick Raczkowski is an executive vice president of Loomis, Sayles & Company, portfolio manager for the Loomis Sayles fixed income group and co-head of the relative return team. He co-manages the Loomis Sayles Corporate Bond strategies and Core Plus Fixed Income strategy, which includes the Loomis Sayles Core Plus Bond Fund. He is also a member of the firm's Board of Directors. Rick has 31 years of investment industry experience and joined Loomis Sayles in 2001. Prior to Loomis Sayles, he served as vice president for Back Bay Advisors and was a senior consultant at both Hagler Bailly Consulting and EDS Management Consulting/A.T. Kearney. Rick also worked as an economist and industry analyst for DRI McGraw-Hill. Rick earned a BA from the University of Massachusetts and an MBA from Northeastern University.

Ian Anderson is a vice president of Loomis, Sayles & Company. He is the agency MBS strategist for the mortgage and structured finance team, responsible for developing agency MBS research and relative value recommendations across all fixed income products. Ian is the lead portfolio manager for the dedicated agency MBS strategies and a co-agency MBS portfolio manager for the Loomis Sayles Core Plus Bond Fund. Ian joined Loomis Sayles in 2011 from Fannie Mae, where he held several positions over his 11 year tenure. Most recently, he was a senior portfolio manager for Fannie Mae's investment portfolio, developing and implementing relative value alpha strategies for the agency MBS, CMO, CMBS, reverser mortgage and hybrid sub-portfolios. Prior to this, Ian was responsible for agency CMO structured book, conducting hedging of assets and assisting researchers to develop accurate prepayment and term structure models. He began as a financial analyst and later became a senior securities analyst and assisted traders with inquiries into various model risk analytics and forecasts in various asset classes, helped design and implement a short horizon portfolio tracking system, compared internal model prepayment speeds and risk analytics, and designed and produced return attribution reports for the portfolio. Previously, Ian was a research analyst for the Federal Reserve Board of Governors, where he developed econometric and empirical models, worked with economists on producing empirical distribution of market expectations of probable Federal Reserve interest rate action. Ian earned a BS in economics from the University of Chicago and an MS in finance from the George

Washington University. Ian has over 22 years of investment management experience. Barath Sankaran, CFA is a vice president of Loomis, Sayles & Company and a member of the mortgage and structured finance team. He is a co-portfolio manager for the dedicated agency MBS strategies and a co-agency MBS portfolio manager for the Loomis Sayles Core Plus Bond Fund. Additionally, Barath guides other product teams at the firm in the optimal sector allocation and portfolio implementation of agency MBS. Barath joined Loomis Sayles in 2009 as an analyst in the mortgage and structured finance group, where he initially focused on non-agency RMBS and gradually expanded his role to agency MBS. Since 2011, Barath has been dedicated to the agency MBS effort with the goal of developing best-in-class investment capabilities. He was instrumental in creating the firm's proprietary prepayment model and has led the creation of a fundamentally-driven relative value approach to investing in specified MBS pools. In 2018, Barath was promoted to portfolio manager. Prior to Loomis Sayles, he held multiple roles at Johnson & Johnson, where he was a member of the Information Management Leadership Development Program, a Six Sigma dashboard architect and later a business relationship lead for the consumer products division. Barath earned a BS from Carnegie Mellon University and an MBA from the Sloan School of Management at the Massachusetts Institute of Technology. Barath has 11 years of investment experience.

Prudential Portfolio and Combined Portfolio (PGIM Segment)

PGIM, Inc. (PGIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. As of September 30, 2021, PGIM had approximately $1.514 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.

PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $964.4 billion in assets under management as of September 30, 2021, and is the unit of PGIM that provides investment advisory services.*

PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of September 30, 2021, PGIM Limited managed approximately $58.1 billion in assets.

*  PGIM Fixed Income's assets under management includes PGIM Limited's assets under management listed above.

The PGIM Fixed Income portfolio managers responsible or the day-to-day management of the Prudential Portfolio are Michael J. Collins, Richard Piccirillo and Gregory Peters.

Michael J. Collins, CFA, is a Managing Director and Senior Portfolio Manager for Core, Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at the Firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from Binghamton University and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). He currently serves as the Treasurer on the Board of CEA, a non-profit that provides education and employment for people with disabilities. Mr. Collins was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income's Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees &Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Gregory Peters is a Managing Director and Head of PGIM Fixed Income's Multi-Sector and Strategy. Mr. Peters is a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies, in addition to having oversight of the firm's investment strategy function. Prior to joining the Firm in 2014, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley, responsible for the Firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research. Earlier, he worked at Salomon Smith Barney and the Department of U.S. Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association. Mr. Peters was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Acquiring Portfolio and Combined Portfolio (Western Asset Segment)

Western Asset Management Company, LLC (WAMCO) & Western Asset Management Company Limited (WAML). WAMCO, established in 1971 and effective July 31, 2020, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd.—Japan and Western Asset Management Company Pte. Ltd.—Singapore, were approximately $483.5 billion as of September 30, 2021. WAMCO's address is 385 East Colorado Boulevard, Pasadena, California 91101. Effective July 31, 2020, WAML is a wholly-owned indirect subsidiary of Franklin Resources, Inc. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

The Acquiring Portfolio and Combined Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Chief Investment Officer S. Kenneth Leech and Portfolio Managers, Mark S. Lindbloom Julien A. Scholnick, John Bellows, and Frederick Marki serve as co-leaders of this team and are jointly and primarily responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests.

As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

S. Kenneth Leech is a graduate of the University of Pennsylvania. Mr. Leech has been employed by Western Asset since 1990 and has held the position of Chief Investment Officer since March 2014. Prior to that time, Mr. Leech served as a portfolio manager, Co-Chief Investment Officer and CIO Emeritus at Western Asset.

Mark S. Lindbloom received an MBA from Pace University and a Bachelor of Science from Rider University. Prior to joining Western Asset in 2005, Mr. Lindbloom was a Portfolio Manager at Citi-group Asset Management.

Julien A. Scholnick is a Portfolio Manager with Western Asset and has over 19 years of experience. Prior to joining the Firm in 2003, Mr. Scholnick served as an Associate in the Private Client Group with Salomon Smith Barney, as a Senior Analyst with Digital Coast Partners, and as a Senior Analyst with Arthur Andersen, LLP. Mr. Scholnick holds a Bachelor of Arts degree from the University of California, Los Angeles, and an MBA from Cornell University. He also holds the Chartered Financial Analyst designation.

John L. Bellows, PhD, is a Portfolio Manager and Research Analyst with Western Asset. Prior to joining the Firm in 2012, Mr. Bellows served at the U.S. Department of the Treasury, most recently as the Acting Assistant Secretary for Economic Policy. At Western Asset, he is a member of the US Broad Strategy Committee and the Global Investment Strategy Committee. Mr. Bellows holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Magna Cum Laude, and a PhD in Economics from the University of California, Berkeley. He also holds the CFA designation.

Frederick R. Marki is a Portfolio Manager with Western Asset and has more than 34 years of experience. Prior to joining the Firm in 2005, Mr. Marki was Senior Portfolio Manager with Citigroup Asset Management, Portfolio Manager with UBS, and Vice President with Merrill Lynch. He began his career as an Assistant Economist at the Federal Reserve Bank of New York. Mr. Marki holds a Bachelor of Science degree from the Massachusetts Institute of Technology as well as the [CCFA] designation.

Combined Portfolio

PGIM Investments. Brian Ahrens, Andrei Marinich, CFA and Todd L. Kerin, are jointly and primarily responsible for the Combined Portfolio's asset allocations.

Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.

Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments &Wealth Institute.

Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor's working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P's Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.

Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2021, Wellington Management had investment management authority with respect to approximately $1.4 trillion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

Wellington Management Segment. The portfolio managers from Wellington who are jointly and primarily responsible for the day-to-day management of the Wellington Portfolio are Joseph Marvan, CFA, Campe Goodman, CFA, and Robert D. Burn, CFA.

Joseph F. Marvan, CFA, Senior Managing Director, Partner, and Fixed Income Portfolio Manager. Mr. Marvan is a fixed income portfolio manager and serves as chair of the Broad Markets Team. As chair, he is responsible for setting aggregate risk levels and investment strategy in Core Bond Plus, Core Bond, Intermediate Bond, and Long Bond portfolios.

Prior to joining Wellington Management in 2003, Mr. Marvan was a senior portfolio manager and head of US Fixed Income at State Street Global Advisors, working on a wide range of fixed income portfolios, including those concentrating on total return, mortgage-backed securities, nondollar bonds, and investment-grade credit (1996—2003). Prior to that, he worked at both The Boston Company and Shearson Lehman Brothers in Fixed Income Portfolio Management and Trading (1988—1996).

Mr. Marvan earned his MBA, magna cum laude, from Babson College (Olin, 2001) and his BS in finance from Ithaca College (1987). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Campe Goodman, CFA, Senior Managing Director, Partner, and Fixed Income Portfolio Manager. Mr. Goodman is a portfolio manager on the Broad Markets Team and lead portfolio manager on the Multi Sector Credit and Impact Bond portfolios. His focus is sector rotation—asset allocation across the major fixed income sectors—and he leads the specialist team responsible for the development of the top-down sector rotation strategy that is utilized in the Core Bond, Core Bond Plus, Impact Bond, Intermediate Bond, Long Bond, and Multi Sector Credit portfolios.

Prior to joining Wellington Management in 2000, Mr. Goodman spent four years at the Massachusetts Institute of Technology studying macroeconomics and finance in a doctoral program in economics.

He received his AB in mathematics, magna cum laude, from Harvard College (1995). In addition, he holds the Chartered Financial Analyst designation.

Robert D. Burn, CFA Managing Director and Fixed Income Portfolio Manager. As a fixed income portfolio manager, Mr. Burn develops strategic and tactical investment strategies using both fundamental and quantitative analysis and implements those strategies in portfolios. He also focuses on portfolio construction and risk management, and is a member of the Broad Markets Team.

Prior to joining Wellington Management in 2007, Mr. Burn worked as a senior mechanical engineer modeling high power lasers at Lockheed Martin Corporation (2003—2005). Before that, he held engineering positions in the telecom and manufacturing industries (1998—2003).

Mr. Burn earned his MBA with high honors from the University of Chicago (2007) and his MS and BS in mechanical engineering from MIT (1998, 1997). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Target Portfolios and the Acquiring Portfolio, the SAI of the Trust contains an explanation of the structure of, and method(s) used by each of BlackRock, PGIM, PGIML, Wellington and Western Asst to determine portfolio manager compensation. For each such portfolio manager for the Target Portfolios and the Acquiring Portfolio, the SAI of the Trust also contains an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Target Portfolios' and Acquiring Portfolio's investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI of the Trust provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolios, the Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolios and the Acquiring Portfolio are set forth below:

AST BlackRock Low Duration Bond Portfolio

0.4825% of average daily net assets to $300 million;

0.4725% on next $200 million of average daily net assets;

0.4625% on next $250 million of average daily net assets;

0.4525% on next $2.5 billion of average daily net assets;

0.4425% on next $2.75 billion of average daily net assets;

0.4125% on next $4 billion of average daily net assets;

0.3925% over $10 billion of average daily net assets

AST BlackRock/Loomis Sayles Bond Portfolio

0.4825% of average daily net assets to $300 million;

0.4725% on next $200 million of average daily net assets;

0.4625% on next $250 million of average daily net assets;

0.4525% on next $2.5 billion of average daily net assets;

0.4425% on next $2.75 billion of average daily net assets;

0.4125% on next $4 billion of average daily net assets;

0.3925% over $10 billion of average daily net assets

AST Prudential Core Bond Portfolio

0.5325% of average daily net assets to $300 million;

0.5225% on next $200 million of average daily net assets;

0.4875% on next $250 million of average daily net assets;

0.4775% on next $250 million of average daily net assets;

0.4525% on next $2.25 billion of average daily net assets;

0.4425% on next $2.75 billion of average daily net assets;

0.4125% on next $4 billion of average daily net assets;

0.3925% over $10 billion of average daily net assets

AST Western Asset Core Plus Bond Portfolio (current)

0.5325% of average daily net assets to $300 million;

0.5225% on next $200 million of average daily net assets;

0.5125% on next $250 million of average daily net assets;

0.5025% on next $2.5 billion of average daily net assets;

0.4925% on next $2.75 billion of average daily net assets;

0.4625% on next $4 billion of average daily net assets;

0.4425% over $10 billion of average daily net assets

AST Western Asset Core Plus Bond Portfolio (effective as of the Reorganization date)*

0.4825% of average daily net assets to $300 million;

0.4725% on next $200 million of average daily net assets;

0.4625% on next $250 million of average daily net assets;

0.4525% on next $2.5 billion of average daily net assets;

0.4425% on next $2.75 billion of average daily net assets;

0.4125% on next $4 billion of average daily net assets;

0.3925% over $10 billion of average daily net assets

*  At Board meetings held on September 21-22, 2021, the Board approved an amendment to the Management Agreement between the Manager and the Acquiring Portfolio to reflect a reduction in the contractual management fee rates for the Acquiring Portfolio, effective as of the date of the Reorganization (which is expected to be on or about February 14, 2022), to make such fee rates equal with those of the BlackRock Portfolio and the BlackRock/Loomis Portfolio, and lower than those of the Prudential Portfolio.

Assuming completion of the Reorganizations and based on the assets under management for each of the Portfolios as of June 30, 2021, the management fee rate for the Combined Portfolio would be 0.43% based on the revised contractual investment management fee rate of the Acquiring Portfolio. Additionally, as noted earlier, based on the current assets under management for each of the Portfolios as of June 30, 2021, and assuming completion of the Reorganizations on that date and taking into account the revised management fee, the pro forma annualized total net expense ratio for the Combined Portfolio is lower than the annualized total net expense ratio of the Target Portfolios, and is expected to continue to be lower following completion of the Reorganizations.

VOTING INFORMATION

Approval of each Reorganization requires approval by a majority of the outstanding voting securities of the relevant Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Target Portfolio's outstanding voting securities is the lesser of (i) 67% of the Target Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of a Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve a Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust's Amended and Restated Declaration of

Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolios, will vote all shares of the Target Portfolios, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares or for instructions that are not clearly marked, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager and other AST portfolios will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed voting instruction card;

•  Over the Internet;

•  Attending the Meeting via remote communication at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website; or

• By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting via remote communication at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/.

Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolios and the Acquiring Portfolio is a separate series of the Trust, which is also an open-end management investment companies registered with the SEC under the 1940 Act. Each of its series is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolios are included in the prospectus and SAI for the Trust under file number 033-24962, dated April 26, 2021, and the portions of that prospectus and SAI relating to the Target Portfolios are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the SAI. The SAI, under file number 033-24962, is incorporated herein by reference. These documents are available upon request and without charge by calling 800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of the Target Portfolios and the Acquiring Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Target Portfolios and the Acquiring Portfolio had shares/votes outstanding as set forth in the table below.

Target Portfolio	Shares/Votes Outstanding
AST BlackRock Low Duration Bond Portfolio	47,209,506.372
AST BlackRock/Loomis Bond Portfolio	192,491,900.600
AST Prudential Core Bond Portfolio	149,434,052.540
Acquiring Portfolio	Shares/Votes Outstanding
AST Western Asset Core Plus Bond Portfolio	156,439,328.011

As of the Record Date, all of the shares of the Target Portfolios and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolios or the Acquiring Portfolio.

Target Portfolios	Beneficial Owner Name*	Address	Shares/ % Ownership
AST BlackRock Low Duration Bond Portfolio	Pru Annuity Life Assurance Corp PALAC Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	22,827,741.072/48.35%
	Pruco Life Insurance Company Plaz Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	17,123,798.941/36.27%
	Pruco Life Insurance Company Plaz Life Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	4,344,314.470/9.20%
	Pruco Life Insurance Company PLNJ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	2,484,848.436/5.26%
AST BlackRock/ Loomis Sayles Bond Portfolio	Pruco Life Insurance Company Plaz Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	102,709,872.171/53.36%
	Pru Annuity Life Assurance Corp PALAC Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	66,960,505.753/34.79%
	Pruco Life Insurance Company PLNJ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	12,793,473.122/6.65%
AST Prudential Core Bond Portfolio	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	32,881,211.922/22.00%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	32,324,207.980/21.63%
	Pruco Life Insurance Company Plaz Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	31,562,944.311/21.12%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	23,800,723.713/15.93%
	Pru Annuity Life Assurance Corp PALAC Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	10,597,646.601/7.09%

Acquiring Portfolios	Beneficial Owner Name*	Address	Shares/ % Ownership
AST Western Asset Core Plus Bond Portfolio	Pruco Life Insurance Company Plaz Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	92,616,961.509/59.20%
	Pru Annuity Life Assurance Corp PALAC Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	44,189,006.624/28.25%
	Pruco Life Insurance Company PLNJ Life Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	9,201,989.027/5.08%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of AST, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights, which follow will help you evaluate the financial performance of the Target Portfolios and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolios and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolios and Acquiring Portfolio for the fiscal ended December 31, 2020 are derived from the financial statements audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, the Trust's prior independent registered public accounting firm. The Trust's financial statements are included in the applicable annual reports to shareholders, which are available upon request. The financial highlights for the Target Portfolios and the Acquiring Portfolio for the six-month period ended June 30, 2021, are unaudited and are included in the applicable semi-annual reports to shareholders, which are available upon request.

	AST BlackRock Low Duration Bond Portfolio
	Six Months Ended June 30, 2021		Year Ended December 31,
	(unaudited)		2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$11.61		$11.32	$10.82		$10.74		$10.56	$10.39
Income (Loss) From Investment Operations:
Net investment income (loss)	0.05		0.16	0.24		0.22		0.18	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.03)		0.13	0.26		(0.14)		—	0.04
Total from investment operations	0.02		0.29	0.50		0.08		0.18	0.17
Capital Contributions	—		—	—	(b)(d)	—	(c)(d)	—	—
Net Asset Value, end of period	$11.63		$11.61	$11.32		$10.82		$10.74	$10.56
Total Return(e)	0.17%		2.56%	4.62	%(f)	0.74	%(f)	1.70%	1.64%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$559		$550	$516		$635		$638	$644
Average net assets (in millions)	$555		$508	$521		$659		$641	$736
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.72	%(h)	0.74%	0.72	%(i)	0.74	%(k)	0.72%	0.71%
Expenses before waivers and/or expense reimbursement	0.78	%(h)	0.80%	0.78	%(i)	0.80	%(k)	0.78%	0.77%
Net investment income (loss)	0.79	%(h)	1.44%	2.16%		2.08%		1.70%	1.22%
Portfolio turnover rate(j)	77%		145%	192%		201%		306%	355%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the BlackRock Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Represents payment received by the BlackRock Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(d)  Amount rounds to zero.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)  Does not include expenses of the underlying funds in which the BlackRock Portfolio invests.

(h)  Annualized.

(i)  Includes interest expense on short sales and reverse repurchase agreements of 0.00%, 0.03%, 0.06%, 0.11% and 0.03% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(j)  The BlackRock Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the BlackRock Portfolio's portfolio turnover rate may be higher.

(k)  Includes interest expense on reverse repurchase agreements of 0.02% for the year ended December 31, 2018.

	AST BlackRock/Loomis Sayles Bond Portfolio
	Six Months Ended June 30, 2021		Year Ended December 31,
	(unaudited)		2020		2019		2018		2017		2016
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$15.89		$14.80		$13.55		$13.64		$13.07		$12.54
Income (Loss) From Investment Operations:
Net investment income (loss)	0.13		0.31		0.40		0.38		0.34		0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.30)		0.78		0.85		(0.47)		0.23		0.22
Total from investment operations	(0.17)		1.09		1.25		(0.09)		0.57		0.53
Capital Contributions	—		—		—	(b)(c)(d)	—	(c)(d)	—		—
Net Asset Value, end of period	$15.72		$15.89		$14.80		$13.55		$13.64		$13.07
Total Return(e)	(1.07)%		7.36%		9.23	%(f)	(0.66	)%(f)	4.36%		4.23%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,971		$3,933		$3,883		$3,518		$3,789		$3,635
Average net assets (in millions)	$3,928		$3,673		$3,840		$3,671		$3,754		$3,742
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.69	%(h)	0.70	%(i)	0.73	%(i)	0.76	%(i)	0.80	%(i)	0.73	%(i)
Expenses before waivers and/or expense reimbursement	0.73	%(h)	0.74	%(i)	0.77	%(i)	0.80	%(i)	0.84	%(i)	0.77	%(i)
Net investment income (loss)	1.61	%(h)	2.00%		2.78%		2.83%		2.52%		2.34%
Portfolio turnover rate(j)	220%		456%		372%		319%		350%		349%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the BlackRock/Loomis Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Represents payment received by the BlackRock/Loomis Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(d)  Amount rounds to zero.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)  Does not include expenses of the underlying funds in which the BlackRock/Loomis Portfolio invests.

(h)  Annualized.

(i)  Includes interest expense on short sales and reverse repurchase agreements of 0.00%, 0.03%, 0.06%, 0.11% and 0.03% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(j)  The BlackRock/Loomis Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the BlackRock/Loomis Portfolio's portfolio turnover rate may be higher.

	AST Prudential Core Bond Portfolio
	Six Months Ended June 30, 2021		Year Ended December 31,
	(unaudited)		2020	2019		2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$14.20		$13.39	$12.20		$12.30	$11.64	$11.17
Income (Loss) From Investment Operations:
Net investment income (loss)	0.14		0.30	0.36		0.34	0.29	0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.38)		0.51	0.83		(0.44)	0.37	0.19
Total from investment operations	(0.24)		0.81	1.19		(0.10)	0.66	0.47
Capital Contributions	—		—	—	(f)(g)	—	—	—	(g)(h)
Net Asset Value, end of period	$13.96		$14.20	$13.39		$12.20	$12.30	$11.64
Total Return(b)	(1.69)%		6.05%	9.75	%(i)	(0.81)%	5.67%	4.21	%(i)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,727		$3,795	$4,298		$2,767	$3,008	$3,139
Average net assets (in millions)	$3,742		$3,918	$3,557		$2,955	$2,950	$3,232
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.73	%(d)	0.73%	0.73%		0.74%	0.74%	0.74%
Expenses before waivers and/or expense reimbursement	0.73	%(d)	0.73%	0.73%		0.74%	0.74%	0.76%
Net investment income (loss)	1.97	%(d)	2.22%	2.79%		2.80%	2.41%	2.37%
Portfolio turnover rate(e)(j)	39%		102%	152%		176%	188%	172%

(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)  Does not include expenses of the underlying funds in which the Prudential Portfolio invests.

(d)  Annualized.

(e)  The Prudential Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Prudential Portfolio's portfolio turnover rate may be higher.

(f)  Represents payment received by the Prudential Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(g)  Amount rounds to zero.

(h)  Represents payment received by the Prudential Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(i)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(j)  The Prudential Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Western Asset Core Plus Bond Portfolio
	Six Months Ended June 30, 2021		Year Ended December 31,
	(unaudited)		2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$15.20		$14.06	$12.52		$12.81		$12.05	$11.45
Income (Loss) From Investment Operations:
Net investment income (loss)	0.11		0.35	0.43		0.41		0.39	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.41)		0.79	1.11		(0.70)		0.37	0.22
Total from investment operations	(0.30)		1.14	1.54		(0.29)		0.76	0.60
Capital Contributions	—		—	—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)
Net Asset Value, end of period	$14.90		$15.20	$14.06		$12.52		$12.81	$12.05
Total Return(f)	(1.97)%		8.11%	12.30	%(g)	(2.26	)%(g)	6.31%	5.24	%(g)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,326		$4,312	$3,747		$3,770		$3,071	$3,054
Average net assets (in millions)	$4,278		$3,729	$3,960		$3,308		$2,986	$3,117
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.77	%(i)	0.77%	0.75%		0.75%		0.74%	0.66%
Expenses before waivers and/or expense reimbursement	0.77	%(i)	0.77%	0.77%		0.77%		0.78%	0.78%
Net investment income (loss)	1.44	%(i)	2.40%	3.25%		3.33%		3.13%	3.15%
Portfolio turnover rate(j)(k)	65%		234%	235%		251%		214%	155%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the Acquiring Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Represents payment received by the Acquiring Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Acquiring Portfolio's tax status as a partnership.

(d)  Amount rounds to zero.

(e)  Represents payment received by the Acquiring Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(g)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)  Does not include expenses of the underlying funds in which the Acquiring Portfolio invests.

(i)  Annualized.

(j)  The Acquiring Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(k)  The Acquiring Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Acquiring Portfolio's portfolio turnover rate may be higher.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization
B	Summary Prospectus for the Acquiring Portfolio dated April 26, 2021, as Supplemented on September 28, 2021.

AST-003-STMT

(This page intentionally left blank.)

Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("AST"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this day of , 2022. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be , or such other date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2020, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2021 present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2020, audited by PricewaterhouseCoopers LP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2021 present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST intends that, by the Closing, each Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio's shareholders all of such Target Portfolio's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Goodwin Procter LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(f)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the Acquiring Portfolio. Transaction costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of a Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by December 31, 2022, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:
ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:

Schedule A

Target Portfolio	Acquiring Portfolio

Exhibit B

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

B-1

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Dated November 12, 2021

655 Broad Street

Newark, New Jersey 07102

Reorganizations of AST BlackRock Low Duration Bond Portfolio, AST BlackRock/Loomis Sayles Bond Portfolio and AST Prudential Core Bond Portfolio into the AST Western Asset Core Plus Bond Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the portfolios listed below (each, a “Target Portfolio” and collectively, the “Target Portfolios”), each a series of the Advanced Series Trust (the “Trust” or “AST”), and the Prospectus of the AST Western Asset Core Plus Bond Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolios, the “Portfolios”), a series of the Trust), dated November 12, 2021 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

Target Portfolio	Referred to Herein As
AST BlackRock Low Duration Bond Portfolio	BlackRock Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	BlackRock/Loomis Portfolio
AST Prudential Core Bond Portfolio	Prudential Portfolio

This SAI relates specifically to the proposed transfer of all of the Target Portfolios’ assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolios’ liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolios shares that are outstanding immediately prior to such reorganization transaction. As a result of such transaction, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by the shareholders of the Target Portfolios will constitute a vote in favor of the liquidation of the Target Portfolios and the termination of such Portfolio as a separate series of the Trust. The acquisition of the assets of each Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to a Target Portfolio and its shareholders, is referred to herein as the “Reorganization,” and these transactions are collectively referred to herein as the “Reorganizations.” If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolios and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolios and the Acquiring Portfolio. Additional information relating to the Acquiring Portfolio is included in the SAI under file number 033-24962, dated April 26, 2021 (the “Trust SAI”), which is hereby incorporated by reference. Those portions of the Trust SAI, under file number 033-24962, relating to the Target Portfolios are incorporated herein by reference.

Audited financial statements and accompanying notes for the BlackRock Portfolio and the BlackRock/Loomis Sayles Portfolio for the fiscal year ended December 31, 2020, and the independent auditors’ report thereon, dated February 24, 2021, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.  Unaudited financial statements and accompanying notes for the Target Portfolios for the six-month period ended June 30, 2021, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-05186.

Audited financial statements and accompanying notes for the Prudential Portfolio and the Acquiring Portfolio for the fiscal year ended December 31, 2020, and the independent auditor’s report thereon, dated February 22, 2021, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.  Unaudited financial statements and accompanying notes for the Acquiring Portfolio for the six-month period ended June 30, 2021, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-05186.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganizations. You can request a copy of the Prospectus/Proxy Statement by calling 800-778-2255 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page No.
Investment Restrictions	S-4
Supplemental Financial Information	S-10
Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio	S-11

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolios and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the Investment Company Act of 1940, as amended (the “1940 Act”). Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to the BlackRock Portfolio

Under its fundamental investment restrictions, the BlackRock Portfolio will not:

1)             Underwrite securities issued by others except to the extent that the BlackRock Portfolio may be deemed an underwriter when purchasing or selling securities.

2)             Issue senior securities.

3)             Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the US Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

4)             With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the US Government or its agencies or instrumentalities.

5)             With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer.

6)             Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein).

7)             Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the BlackRock Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

8)             Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the BlackRock Portfolio may (i) borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the BlackRock Portfolio assets).

9)             Lend any funds or other assets, except that a BlackRock Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, banker’ acceptance and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC; and (d) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

Fundamental Investment Restrictions Applicable to the BlackRock/Loomis Portfolio

Under its fundamental investment restrictions, the BlackRock/Loomis Portfolio will not:

1)             The BlackRock/Loomis Portfolio will not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of investment) would be invested in securities of issuers of a particular industry, except that this restriction does not apply to securities issued or guaranteed by the US government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

2)             The BlackRock/Loomis Portfolio will not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the US government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

3)             The BlackRock/Loomis Portfolio will not, with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer.

4)             The BlackRock/Loomis Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein).

5)             The BlackRock/Loomis Portfolio will not purchase or sell commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the BlackRock/Loomis Portfolio, subject to restrictions stated in the Trust’s Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws.

6)             The BlackRock/Loomis Portfolio will not borrow money, issue senior securities, pledge, mortgage, hypothecate its assets, except that the BlackRock/Loomis Portfolio may (i) borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Trust’s Prospectus and this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the BlackRock/Loomis Portfolio’s assets).

7)             The BlackRock/Loomis Portfolio will not lend funds or other assets, except that the BlackRock/Loomis Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into repurchase agreements, (c) lend its BlackRock/Loomis Portfolio securities in an amount not to exceed one-third the value of its total assets, provided such loans are and in accordance with applicable guidelines established by the SEC; and (d) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

Fundamental Investment Restrictions Applicable to the Prudential Portfolio

Under its fundamental investment restrictions, the Prudential Portfolio will not:

1)             Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, Commission release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Prudential Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2)             Underwrite securities issued by other persons, except to the extent that the Prudential Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

3)             Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Prudential Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4)             Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Prudential Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Prudential Portfolio’s investment policies, or (ii) investing in securities of any kind.

5)             Make loans, except that the Prudential Portfolio may (i) lend portfolio securities in accordance with the Prudential Portfolio’s investment policies in amounts up to 33-1/3% of the total assets of the Prudential Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6)             Purchase any security if, as a result, more than 25% of the value of the Prudential Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7)             With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Prudential Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Prudential Portfolio.

If a restriction on the Prudential Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Prudential Portfolio assets invested in certain securities or other instruments, or change in average duration of the Prudential Portfolio’s investment portfolio, resulting from changes in the value of the Prudential Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Prudential Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (6), the Prudential Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Prudential Portfolio’s assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the Prudential Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Fundamental Investment Restrictions Applicable to the Acquiring Portfolio

Under its fundamental investment restrictions, the Acquiring Portfolio will not:

1)             Issue senior securities, except as permitted under the 1940 Act.

2)             Borrow money, except that the Acquiring Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Acquiring Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/2% of the value of the Acquiring Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Acquiring Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3)             Underwrite securities issued by other persons, except to the extent that the Acquiring Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of Acquiring Portfolio securities.

4)             Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5)             Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Acquiring Portfolio’s investment policies, or (ii) investing in securities of any kind.

6)             Make loans, except that the Acquiring Portfolio may (i) lend Acquiring Portfolio securities in accordance with the Acquiring Portfolio’s investment policies in amounts up to 33 1/2% of the total assets of the Acquiring Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7)             Purchase any security if, as a result, more than 25% of the value of the Acquiring Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

8)             With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Acquiring Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Acquiring Portfolio.

If a restriction on the Acquiring Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Acquiring Portfolio assets invested in certain securities or other instruments, or change in average duration of the Acquiring Portfolio’s investment Acquiring Portfolio, resulting from changes in the value of the Acquiring Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the Acquiring Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the Acquiring Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (7), the Acquiring Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Acquiring Portfolio’s assets invested in the securities of issuers in a particular industry.

Fundamental Investment Restrictions Applicable to the Acquiring Portfolio

Under its fundamental investment restrictions, the Acquiring Portfolio will not:

1)             Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Acquiring Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. The Acquiring Portfolio will not buy or sell commodities or commodity contracts, except that the Acquiring Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2)             Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that the Acquiring Portfolio may invest in the securities of one or more investment companies to the extent permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.

3)             Make short sales of securities or maintain a short position, except that the Acquiring Portfolio may sell securities short up to 25% of its net assets and except that the Acquiring Portfolio may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

4)             Purchase securities on margin (but the Acquiring Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Acquiring Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. The Acquiring Portfolio will not issue senior securities, borrow money or pledge assets, except as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Acquiring Portfolio to Trustees pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

5)             Enter into reverse repurchase agreements if, as a result, the Acquiring Portfolio’s obligations with respect to reverse repurchase agreements would exceed 10% of the Acquiring Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the Acquiring Portfolio, may enter into reverse repurchase agreements and dollar rolls provided that the Acquiring Portfolio’s obligations with respect to those instruments do not exceed 30% of the Acquiring Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).

6)             Pledge or mortgage assets, except that no more than 10% of the value of the Acquiring Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that the Acquiring Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

7)             Make loans, except through loans of assets of the Acquiring Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

8)             Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

9)             Purchase securities of a company in any industry if, as a result of the purchase, the Acquiring Portfolio’s holdings of securities issued by companies in that industry would exceed 25% of the value of the Acquiring Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the US Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), US branches of foreign banks that are subject to the same regulations as US banks and foreign branches of domestic banks (as permitted by the SEC).

10)      Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Consistent with item 4 above, the Acquiring Portfolio has entered into a joint revolving credit facility with other Prudential mutual funds to facilitate redemptions, if necessary.

Whenever any fundamental investment policy or restriction states a maximum percentage of the Acquiring Portfolio’s assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of each of the Target Portfolios and the Acquiring Portfolio, and the fees and expenses of each of the Target Portfolios on a pro forma basis after giving effect to the proposed Reorganizations, is included in the “‘Comparison of Investment Management Fees and Total Fund Operating Expenses” sections of the Proxy Statement and Prospectus.

The Reorganizations will not result in a material change to each of the Target Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio. In particular, each security held by the Target Portfolios is eligible to be held by the Acquiring Portfolio. As part of the Reorganization, the Acquiring Portfolio does not plan to reposition the Target Portfolios following the Reorganization, because the Portfolios have substantially similar investment objectives and substantially similar strategies and policies. Notwithstanding the foregoing, changes may be made to each of the Target Portfolios’ portfolio in advance of the Reorganization and/or the Acquiring Portfolio’s portfolio following the Reorganization in the ordinary course of business.

There are no material differences in accounting policies of the Target Portfolios as compared to those of the Acquiring Portfolio.

Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio

Introduction

Additional information relating specifically to the Combined Portfolio is set forth below.

Subadvisory Agreements for Combined Portfolio

The Manager has entered into subadvisory agreements with PGIM, PGIML, Wellington and Western Asset, pursuant to which PGIM Investments (and not the Combined Portfolio) will pay PGIM, PGIML, Wellington and Western Asset the annualized fees shown below.

Subadviser	Subadvisory Fee
PGIM, Inc. / PGIM Limited	0.150% of average daily net assets on the first $500 million; 0.120% of average daily net assets on the next $500 million; 0.100% of average daily net assets over $1 billion.
Wellington Management Company LLP (“Wellington Management”)*	0.115% of average daily net assets on the first $1 billion; 0.090% of average daily net assets on the next $2 billion; 0.080% of average daily net assets over $3 billion.
Western Asset Management Company, LLC (“WAMCO”) / Western Asset Management Company Limited (“WAML”)**	0.225% of average daily net assets on the first $300 million; 0.150% of average daily net assets on the next $1.7 billion; 0.100% of average daily net assets over $2 billion.

* Wellington Management: For purposes of calculating the subadvisory fee payable to Wellington Management with respect to the Combined Portfolio, Wellington Management has agreed to voluntarily reduce its subadvisory fee rates by the following percentages (based on combined aggregate subadvisory fees paid to Wellington Management: 2.5% up to $15 million, 5% from $15 to $20 million, 7.5% from $20 to $25 million, 10% from $25 to $30 million, and 12.5% over $30 million.

** WAMCO and WAML: For purposes of calculating the subadvisory fee payable to WAMCO with respect to the Combined Portfolio, the assets managed by WAMCO in the Combined Portfolio will be aggregated with the assets managed by WAML in the Combined Portfolio. For purposes of calculating the subadvisory fee payable to WAML with respect to the Combined Portfolio, the assets managed by WAML in the Combined Portfolio will be aggregated with the assets managed by WAMCO in the Combined Portfolio.

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of September 30, 2021. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of September 30, 2021.

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments	Brian Ahrens	21/$76,619,992,756	None	None	None
	Andrei O. Marinich, CFA	21/$76,619,992,756	None	None	None
	Todd L. Kerin	21/$76,619,992,756	None	None	None
PGIM, Inc./PGIM Limited	Michael J. Collins, CFA	23/$89,354,463,929	14/$28,873,528,627 1/$872,361,514	98/$62,726,402,847 4/$1,334,660,628	None
	Richard Piccirillo	37/$94,909,518,433	15/$29,069,250,320 1/$872,361,514	98/$62,726,402,847 4/$1,334,660,628	None
	Gregory Peters	38/$94,054,804,130	19/$42,511,016,810 1/$872,361,514	110/$71,157,766,861 4/$1,334,660,628	None
Wellington Management Company LLP	Joseph Marvan	21/$38,750,870,285	28/$12,172,560,723	75/$37,282,455,355 1/$163,810,641	None
	Campe Goodman, CFA	18/$13,117,159,488	21/$8,850,325,945	47/$18,695,791,289 1/$163,810,641	None
	Robert D. Burn, CFA	18/$13,056,647,244	17/$6,980,483,427	47/$18,629,463,351 1/$163,810,641	None
Western Asset Management Company, LLC / Western Asset Management Company Limited	S. Kenneth Leech	94/$172,453,478,916	337/$87,497,568,798	581/$220,881,862,231	None
	Mark S. Lindbloom	26/$87,286,339,316	23/$16,070,301,658	186/$67,089,276,801	None
	Julien A. Scholnick	18/$80,713,432,183	18/$12,525,352,732	175/$62,424,900,996	None
	John Bellows	18/$77,935,250,625	19/$12,639,928,534	179/$63,928,792,204	None
	Frederick Marki	22/$81,095,870,725	23/$15,901,381,467	187/$70,029,791,077	None

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio and Combined Portfolio

PGIM Investments LLC (“PGIM Investments”)
PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

•                  Attract and reward highly qualified employees

•                  Align with critical business goals and objectives

•                  Link to the performance results relevant to the business segment and Prudential

•                  Retain top performers

•                  Pay for results and differentiate levels of performance

•                  Foster behaviors and contributions that promote Prudential’s success

The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long term incentive compensation.

Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan’s effective date for base pay increases.

Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization’s budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest 1/3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.

CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

PGIM, Inc. (PGIM)

COMPENSATION.  The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

•              business initiatives;

•              the number of investment professionals receiving a bonus and related peer group compensation;

•              financial metrics of the business relative to those of appropriate peer groups; and

•              investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to more closely align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in whole or in part (depending on the date of the grant), on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle.  An investment composite is an aggregation of accounts with similar investment strategies. The chief investment officer/head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc..  Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.

CONFLICTS OF INTEREST.  Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business.  PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

•      elimination of the conflict;

•      disclosure of the conflict; or

•      management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers.  PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies.

PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest.  Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

•      Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees.  This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another.  Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

•      Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts.  PGIM Fixed Income have an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.

•      Larger accounts/higher fee strategies - larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others.  As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).

•      Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling.  As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts.   These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. As a result, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.

•      Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different.  Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or determine not to trade such securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.

•      Investment at different levels of an issuer’s capital structure— There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client  holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

•      When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income  determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing conflicts of interest will be resolved on a case-by-case basis. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

•      Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts.  Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc.  In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts.  As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.

•      Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis.   Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•      Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the chief investment officer/head of PGIM Fixed Income and the strategy’s portfolio management team review and discuss the investment performance and performance attribution for each client account managed in the strategy.  These meetings generally are also attended by the head of the investment risk management group or his designee and a member of the compliance group, among others.

•      In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time.  PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation.  Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures.  In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis.  This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; (iv) portfolio turnover; (v) and metrics related to large and block trade activity.  The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings.  The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

•      PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios.  These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios.  In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization.  PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers.  Some of its employees are officers of and/or provide services to some of these affiliates.

•      Conflicts Related to Investment of Client Assets in Affiliated Funds.  PGIM Fixed Income invests client assets in funds that it manages or subadvises for one or more affiliates.  PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds.  These investments benefit both PGIM Fixed Income and its affiliate through increasing assets under management and fees.

•      Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income currently has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.

•      Conflicts Related to Co-investment by Affiliates.   PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

•      The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

•      In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

•      PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors.  For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages.  PGIM Fixed Income may provide assistance in connection with this hedging activity.

•      Insurance Affiliate General Accounts.  Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted.  Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.

Conflicts Related to Financial Interests and the Financial Interests of Affiliates

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise.  At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

•      PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

•      PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.

•      PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

•      PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts but at different levels in the capital structure.  For example:

•      Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts.  See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.

•      To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

•      Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors, or officers of issuers in which PGIM Fixed Income invests from time to time.  These issuers could also be service providers to PGIM Fixed Income or its affiliates.

•      In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.

Conflicts Arising Out of Legal and Regulatory Restrictions.

•      At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.

•      In certain instances, PGIM Fixed Income’s ability to buy or sell or transact will be constrained as a result of its receipt of material, non-public information, various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to (i) invest in, (ii) divest securities of or (iii) share investment analysis regarding companies for which it possesses material, non-public information, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients).

•      PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive material, non-public information about certain borrowers for its clients that invest in bank loans, which has restricted its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.

•      PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.

Conflicts Related to Investment Consultants.  Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

Other interactions PGIM Fixed Income has with investment consultants include the following:

•      it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;

•      it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;

•      it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and

•      it sometimes pays for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers.  PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship.  PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa.  There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management.  PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations.  PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.  In addition, separately managed account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.

Conflicts Related to Securities Lending and Reverse Repurchase Fees.

When PGIM Fixed Income manages a client account and also serves as securities lending agent or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account.  PGIM Fixed Income could, therefore, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as lending agent and providing reverse repurchase services, PGIM Fixed Income may be incented to select the less costly alternative to increase its revenues.

Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan.  To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy.  These quarterly investment strategy review meetings generally are also attended by the head of the investment risk management group or his designee and a member of the compliance group, among others.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises.  Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds.  There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it.  In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Trading — Personal Trading by Employees.  Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships.  Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy.  Actual and potential conflicts of interest are analyzed during such approval process.  PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

Wellington Management Company LLP (“Wellington Management”)

Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to a Portfolio. The following information is as of December 31, 2020.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (the “Investment Professional”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professionals is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional, with the exception of Thomas and Isch, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. The Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professional, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Garabedian, McLane, Sullivan and Thomas are Partners.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period

AST Mid-Cap Value Portfolio	Russell 2500 Value Index

AST Small Cap Growth Opportunities Portfolio	Russell 2000 Growth Index

AST Global Bond Portfolio	Bloomberg Barclays Global Aggregate Hedged to USD

Potential Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. A Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of a Portfolio. The Investment Professionals make investment decisions for each account, including a Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to a Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of a Portfolio.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Portfolio, or make investment decisions that are similar to those made for a Portfolio, both of which have the potential to adversely impact a Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for a Portfolio and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of a Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing a Portfolio. Messrs. Chally, Garabedian, McLane, Meyi, Siegle, Sullivan and Thomas also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Western Asset Management Company, LLC
Western Asset Management Company Limited — UK
Western Asset Management Company Ltd. — Japan
Western Asset Management Company Pte. Ltd. — Singapore (collectively, “Western Asset”)

COMPENSATION.

At Western Asset, one compensation methodology covers all employees, including investment professionals.

Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in May.

The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:

•                  Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.

•                  The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the Firm. The overall success of the Firm will determine the amount of funds available to distribute for all incentive bonuses.

•                  Incentive compensation is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role.

•                  Western Asset offers long-term incentives (in the form of deferred cash or Legg Mason restricted stock) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are denominated in the form of Legg Mason restricted stock or are invested into a variety of Western Asset and Legg Mason funds. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western Asset until the discretionary contributions become vested. Discretionary contributions made to the Plan will be placed in a special trust that restricts management’s use of and access to the money.

•                  Under limited circumstances, employees may be paid additional incentives in recognition of outstanding performance or as a retention tool. These incentives may include Legg Mason stock options.

For portfolio managers, the formal review process also includes the use of a Balanced Scorecard to measure performance. The Balanced Scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (assets under management and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.

CONFLICTS OF INTEREST.

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.